UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TYCO ELECTRONICS LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

January 20, 2011

Dear Shareholder,

        You are invited to attend the 2011 Annual General Meeting of Shareholders of Tyco Electronics Ltd., to be held on March 9, 2011 at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), at the Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland. Details of the business to be presented at the meeting can be found in the accompanying Invitation to Annual General Meeting of Shareholders and Proxy Statement.

        If you cannot attend, you can ensure that your shares are represented at the meeting by promptly completing, signing, and dating your proxy card and returning it in the enclosed envelope.

        We look forward to seeing you at the meeting.

Sincerely,

Frederic M. Poses
Chairman of the Board

Tyco Electronics Ltd.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Tel: +41 (0)52 633 66 61
Fax: +41 (0)52 633 66 99

2011 Annual General Meeting Proxy Statement            i

TYCO ELECTRONICS LTD.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Invitation to Annual General Meeting of Shareholders

Time and Date:	2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 9, 2011
Place:	The Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland
Agenda Items:	1. Election of ten (10) directors proposed by the Board of Directors;

2. Approval of (i) the 2010 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the fiscal year ended September 24, 2010 and the consolidated financial statements for the fiscal year ended September 24, 2010), (ii) the statutory financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010, and (iii) the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010;

3. Release of the members of the Board of Directors and executive officers of Tyco Electronics for activities during the fiscal year ended September 24, 2010;

4. Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2011, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

5. Advisory vote on executive compensation;
6. Advisory vote on frequency of executive compensation advisory vote;
7. Declaration of dividend;
8. Change of our corporate name from "Tyco Electronics Ltd." to TE Connectivity Ltd.";
9. Renewal of authorized capital;
10. Approval of reduction of share capital for shares acquired under our share repurchase program;
11. Authorization relating to share repurchase program;
12. Approval of any adjournments or postponements of the meeting; and
13. Transaction of any other business properly brought at the meeting.
Persons Who Will Receive Proxy Materials:

A copy of the proxy materials, including a proxy card, has been sent to each shareholder registered in our share register as of the close of business (Eastern Standard Time) on January 19, 2011. A copy of the proxy materials will also be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who

2011 Annual General Meeting Proxy Statement            1

become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business (Eastern Standard Time) on February 17, 2011.
Admission to Meeting and Persons Eligible to Vote:

Shareholders who are registered with voting rights in our share register as of the close of business (Eastern Standard Time) on February 17, 2011 have the right to attend the Annual General Meeting and vote their shares, or may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee. Beneficial owners who have not obtained a proxy from their bank, broker or nominee are not entitled to vote in person at the Annual General Meeting.

Granting of Proxy:

Shareholders of record with voting rights who do not wish to attend the Annual General Meeting have the right to appoint as proxy the Tyco Electronics officers named in the enclosed proxy card. Alternatively, they may appoint Dr. Jvo Grundler, Ernst & Young AG, as independent proxy, pursuant to article 689c of the Swiss Code of Obligations with full rights of substitution by marking the appropriate box on and submitting the enclosed proxy card, or grant a written proxy to any person, who does not need to be a shareholder.

The proxies granted to the Tyco Electronics officers named in the proxy card or the independent proxy must be received no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 8, 2011. A shareholder of record who gives a proxy may revoke it at any time before it is exercised by voting in person at the meeting, or, subject to timing limitations, by delivering a subsequent proxy or by notifying the Secretary of Tyco Electronics or the independent proxy in writing of such revocation.

With regard to the items listed on the agenda and without any explicit instructions to the contrary, the Tyco Electronics officers acting as proxy and the independent proxy will vote according to the recommendation of the Board of Directors of Tyco Electronics other than for Agenda Item No. 6 which will be voted as an abstain vote. If new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in this Invitation to Annual General Meeting are being put forth at the meeting, the Tyco Electronics officers acting as proxy will vote in accordance with the recommendation of the Board of Directors, as will the independent proxy.

Proxy Holders of Deposited Shares:

Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for holders of record with voting rights who did not grant proxies to Tyco Electronics officers or the independent proxy must inform Tyco Electronics of the number of shares they represent by mail so that we receive notice no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time), on March 8, 2011. This information

2            2011 Annual General Meeting Proxy Statement

must be mailed to: Tyco Electronics Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.
Date of Mailing:

This Invitation to Annual General Meeting of Shareholders and Proxy Statement and the enclosed proxy card are first being sent on or about January 28, 2011 to each shareholder of record of Tyco Electronics registered shares at the close of business (Eastern Standard Time) on January 19, 2011.

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

January 20, 2011

2011 Annual General Meeting Proxy Statement            3

 (This page has been left blank intentionally.)

4            2011 Annual General Meeting Proxy Statement

PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

TYCO ELECTRONICS LTD.
TO BE HELD ON WEDNESDAY, MARCH 9, 2011

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

        Tyco Electronics' Board of Directors is soliciting your proxy to vote at the Annual General Meeting to be held at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 9, 2011, at the Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland. The information provided in this proxy statement is for your use in determining how you will vote on the agenda items described within.

        We have sent this proxy statement and proxy card to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as "holders of record" or "record holders") as of the close of business (Eastern Standard Time) on January 19, 2011. We will also send a copy of this proxy statement and proxy card to any additional shareholders who become registered in our share register after the close of business (Eastern Standard Time) on January 19, 2011 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 17, 2011. Distribution of this proxy statement and a proxy card to shareholders is scheduled to begin on or about January 28, 2011.

        We have requested that banks, brokerage firms and other nominees who hold Tyco Electronics shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as "beneficial owners," "beneficial shareholders" or "street name holders") as of the close of business (Eastern Standard Time) on January 19, 2011 forward these materials, together with a proxy card or voting instruction card, to those beneficial shareholders. We have also requested that banks, brokerage firms and other nominees who hold Tyco Electronics shares on behalf of beneficial owners forward these materials, together with a proxy card or voting instruction card, to any additional beneficial owners who acquire their shares after January 19, 2011 and continue to hold them at the close of business (Eastern Standard Time) on February 17, 2011. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials. We also have provided for these materials to be sent to persons who have interests in our shares through participation in our employee share purchase plans. These individuals are not eligible to vote directly at the Annual General Meeting, but they may instruct the trustees of these plans how to vote the shares represented by their interests. The enclosed proxy card also will serve as voting instructions for the trustees of the plans.

Are proxy materials available on the Internet?

        Yes.

        Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on March 9, 2011.

        Our proxy statement for the Annual General Meeting to be held on March 9, 2011, other proxy material and our annual report to shareholders for fiscal year 2010 is available at http://www.te.com/2011AnnualMeeting.

2011 Annual General Meeting Proxy Statement            5

What agenda items are scheduled to be voted on at the meeting?

        The twelve agenda items scheduled for a vote are:

    •
    Agenda Item No. 1: To elect ten (10) nominees proposed by the Board of Directors as directors to hold office until the next annual general meeting of shareholders;

    •
    Agenda Item No. 2: To approve (i) the 2010 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the fiscal year ended September 24, 2010 and the consolidated financial statements for the fiscal year ended September 24, 2010), (ii) the statutory financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010, and (iii) the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010;

    •
    Agenda Item No. 3: To release the members of the Board of Directors and executive officers of Tyco Electronics for activities during the fiscal year ended September 24, 2010;

    •
    Agenda Item No. 4: To elect (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2011, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

    •
    Agenda Item No. 5: To cast an advisory vote on executive compensation;

    •
    Agenda Item No. 6: To cast an advisory vote on the frequency with which advisory votes on executive compensation will be held;

    •
    Agenda Item No. 7: To approve a dividend payment to shareholders in a Swiss franc amount equal to US$ 0.72 per issued share (including treasury shares) to be paid in four equal quarterly installments of US$ 0.18 starting with the third fiscal quarter of 2011 and ending in the second fiscal quarter of 2012 pursuant to the terms of the dividend resolution;

    •
    Agenda Item No. 8: To approve the change of our corporate name from "Tyco Electronics Ltd." to TE Connectivity Ltd." and related amendments to our articles of association;

    •
    Agenda Item No. 9: To approve a renewal of authorized capital and related amendment to our articles of association;

    •
    Agenda Item No. 10: To approve a reduction of share capital for shares acquired under our share repurchase program and related amendments to our articles of association;

    •
    Agenda Item No. 11: To approve an authorization related to our share repurchase program; and

    •
    Agenda Item No. 12: To approve any adjournments or postponements of the meeting.

What is the recommendation of the Board of Directors on each of the agenda items scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the agenda items?

        Tyco Electronics' Board of Directors recommends that you vote FOR each of the agenda items listed above as recommended by our Board of Directors except for Agenda Item No. 6, which offers three alternatives and for which the Board has not made a recommendation because it has decided to consider the views of the company's shareholders before making a determination. Our directors and executive officers have indicated that they intend to vote their shares in favor of each of the agenda items, except for Agenda Item No. 3 (Release the Members of the Board of Directors and Executive

6            2011 Annual General Meeting Proxy Statement

Officers of Tyco Electronics for Activities during the Fiscal Year ended September 24, 2010), where they are by law precluded from voting their shares, and for Agenda Item No. 6 (Advisory Vote on Frequency of Executive Compensation Advisory Vote). On January 3, 2011, our directors and executive officers and their affiliates beneficially owned approximately 1.1% of the outstanding shares.

What is the difference between being a shareholder of record and a beneficial owner?

        If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the "shareholder of record" of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered the "beneficial owner" or "street name holder" of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded these proxy materials, and separate voting instructions, to you. As the beneficial owner, you have the right to direct the shareholder of record how to vote your shares by following the voting instructions they have provided with these materials. Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you receive a valid proxy from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.

Who is entitled to vote?

        Shareholders of record

        All shareholders registered in our share register at the close of business (Eastern Standard Time) on February 17, 2011 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such shareholders will have become registered as shareholders with voting rights by that time. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

        Beneficial owners

        Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners' shares at the close of business (Eastern Standard Time) on February 17, 2011 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  What if I am the record holder or beneficial owner of shares at the close of business (Eastern Standard Time) on January 19, 2011 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 17, 2011?

        Holders of record and beneficial owners will not be entitled to vote their shares or provide instructions to vote with respect to their shares if they hold shares at the close of business (Eastern Standard Time) on January 19, 2011 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 17, 2011.

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

        If you are a shareholder of record, you have been registered as a shareholder with voting rights in our share register, unless in certain circumstances (such as failure to comply with particular disclosure requirements set forth in our articles of association) we have specifically advised you that you are registered as a shareholder without voting rights.

2011 Annual General Meeting Proxy Statement            7

How do I attend the Annual General Meeting?

        For admission to the meeting, shareholders of record with voting rights should bring the admission ticket attached to the enclosed proxy card to the check-in area, where their ownership will be verified. Those who have beneficial ownership of registered shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area account statements or letters from their banks, brokers or nominees showing that they own Tyco Electronics registered shares as of the close of business (Eastern Standard Time) on February 17, 2011. Registration will begin at 1:00 p.m., Central European Time (7:00 a.m., Eastern Standard Time), and the meeting will begin at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time). See "—How do I vote if I am a shareholder of record?" and "—How do I vote if I am a beneficial shareholder?" for a discussion of who is eligible and how to vote in person at the Annual General Meeting.

How do I vote if I am a shareholder of record?

        If you are a registered shareholder, you can vote in the following ways:

        At the Annual General Meeting:    If you are a shareholder of record with voting rights of Tyco Electronics registered shares who plans to attend the Annual General Meeting and wishes to vote your shares in person, we will give you a ballot at the meeting.

  Even if you plan to be present at the Annual General Meeting, we encourage you to complete and mail the enclosed card to vote your shares by proxy. If you are a holder of record, you may still attend the Annual General Meeting and vote in person.

        By Mail:    If you are a holder of record with voting rights, you may vote by marking, dating and signing the enclosed proxy card and returning it by mail for receipt by no later than indicated below. You may appoint the officers of Tyco Electronics named in the proxy card as your proxy. If you appoint officers of Tyco Electronics as your proxy, you will need to send your proxy card to Tyco Electronics Ltd., c/o BNY Mellon Shareowner Services, P. O. Box 3550, South Hackensack, NJ 07606-9250, United States of America. Alternatively, you may authorize the independent proxy, Dr. Jvo Grundler, Ernst & Young AG, with full rights of substitution, to vote your shares on your behalf. If you appoint the independent proxy, you will need to send your proxy card directly to the independent proxy at the following address: Dr. Jvo Grundler, Ernst & Young AG, Legal, Bleicherweg 21, P.O. Box, CH-8022, Zurich, Switzerland.

  In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must submit your proxy card so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 8, 2011.

        If you have timely submitted a properly executed proxy card and clearly indicated your votes, your shares will be voted as indicated. If you have timely submitted a properly executed proxy card and have not clearly indicated your votes, your shares will be voted FOR each of the agenda items for which you have not clearly indicated votes as recommended by our Board of Directors except for Agenda Item No. 6 which will be voted as an abstain vote. If any other matters are properly presented at the meeting, the Tyco Electronics officers or the independent proxy, as applicable, will vote the shares represented by all properly executed proxies in accordance with the recommendation of the Board of Directors.

How do I vote if I am a beneficial shareholder?

        General:    If you hold your shares in street name, you should provide instructions to your bank or broker on how you wish your vote to be recorded by following the instructions on your voting instruction form supplied by your bank or broker with these proxy materials.

8            2011 Annual General Meeting Proxy Statement

        At the Annual General Meeting:    If you are a shareholder who owns shares in street name, you are not entitled to vote in person at the Annual General Meeting unless you have a proxy, executed in your favor, from the bank, broker or nominee holder of record of your shares. We will then give you a ballot at the meeting.

Can I vote by telephone or via the Internet?

        If you are a shareholder of record, you cannot vote by telephone or via the Internet. If you are a beneficial owner, see the voting instruction card provided by your broker, bank or other nominee for telephone or Internet voting instructions.

How do I appoint Tyco Electronics officers as my proxy?

        If you properly fill in your proxy card and mark the appropriate box so as to appoint officers of Tyco Electronics as your proxy, with full rights of substitution, and send it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, you will be deemed to appoint officers of Tyco Electronics as your proxy and your proxy will vote your shares FOR each of the agenda items listed in the Invitation to Annual General Meeting of Shareholders as recommended by the Board of Directors except for Agenda Item No. 6 which will be voted as an abstain vote. Alternatively, you can grant a proxy to the independent proxy as described below.

        If a new agenda item or a new motion or proposal for an existing agenda item is properly presented to the Annual General Meeting, the Tyco Electronics officers acting as your proxy will vote in accordance with the recommendation of our Board of Directors. At the time of printing this proxy statement, we know of no matters to be acted on at the Annual General Meeting other than those discussed in the Invitation to Annual General Meeting of Shareholders and this proxy statement.

How do I appoint the independent proxy as my proxy?

        If you are a shareholder of record with voting rights, you may authorize the independent proxy, Dr. Jvo Grundler, with full rights of substitution, to vote your shares on your behalf by marking the box corresponding to the independent proxy on the enclosed proxy card. If you authorize the independent proxy to vote your shares without giving instructions, your shares will be voted in accordance with the recommendations of the Board of Directors with regard to the items listed in the Invitation to Annual General Meeting of Shareholders except for Agenda Item No. 6 which will be voted as an abstain vote. If new agenda items (other than those in the Invitation) or new motions or proposals with respect to those agenda items set forth in the Invitation are properly being put forth at the Annual General Meeting, the independent proxy will vote in accordance with the recommendation of the Board of Directors. Proxy cards authorizing the independent proxy to vote shares on your behalf must be sent by mail directly to the independent proxy at the following address: Dr. Jvo Grundler, Ernst & Young AG, Legal, Bleicherweg 21, P.O. Box, CH-8022, Zurich, Switzerland. These proxy cards must be received no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time), on March 8, 2011.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

        We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. If you have not provided instructions to the broker, your broker will be able to vote your shares with respect to "routine" matters but not "non-routine" matters pursuant to New York Stock Exchange ("NYSE") rules. We believe the following agenda items will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these agenda items unless the broker receives appropriate instructions from you: Agenda Item No. 1 (Election of Directors), Agenda Item No. 5 (Advisory Vote on Executive

2011 Annual General Meeting Proxy Statement            9

Compensation) and Agenda Item No. 6 (Advisory Vote on Frequency of Executive Compensation Advisory Vote).

What if I am a proxy holder of deposited shares?

        Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for holders of record with voting rights who did not grant proxies to Tyco Electronics officers or the independent proxy must inform Tyco Electronics of the number of shares they represent by mail so that we receive notice no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time), on March 8, 2011. This information must be mailed to: Tyco Electronics Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

How many shares can vote at the Annual General Meeting?

        Our registered shares are our only class of voting stock. As of January 19, 2011, there were 445,482,404 registered shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders or do not become registered as shareholders with voting rights as of the close of business (Eastern Standard Time) on February 17, 2011 will not be entitled to attend, vote or grant proxies to vote at, the Annual General Meeting. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?" Shares duly represented at the Annual General Meeting will be entitled to one vote per share for each matter presented at the Annual General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Standard Time) on February 17, 2011 and who are registered with voting rights may vote in person at the Annual General Meeting as discussed under "—How do I vote if I am a shareholder of record?—At the Annual General Meeting."

What quorum is required for the Annual General Meeting?

        The presence, in person or by proxy, of at least the majority of the registered shares entitled to vote constitutes a quorum for the conduct of business at the Annual General Meeting.

What vote is required for approval of each agenda item and what is the effect of broker non-votes and abstentions?

        The following agenda items require the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy. An absolute majority means at least half plus one additional vote represented at a general meeting of shareholders.

  •
  Agenda Item No. 1: Election of ten (10) directors proposed by the Board of Directors;

  •
  Agenda Item Nos. 2.1, 2.2 and 2.3: Approval of (i) the 2010 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the fiscal year ended September 24, 2010 and the consolidated financial statements for the fiscal year ended September 24, 2010), (ii) the statutory financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010, and (iii) the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010;

  •
  Agenda Item Nos. 4.1, 4.2 and 4.3: Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2011, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

  •
  Agenda Item No. 5: Advisory vote on executive compensation;

10            2011 Annual General Meeting Proxy Statement

  •
  Agenda Item No. 6: Advisory vote on frequency of executive compensation advisory vote;

  •
  Agenda Item No. 7: Declaration of dividend;

  •
  Agenda Item No. 8: Change of our corporate name from "Tyco Electronics Ltd." to TE Connectivity Ltd.";

  •
  Agenda Item No. 10: Approval of reduction of share capital for shares acquired under our share repurchase program;

  •
  Agenda Item No. 11: Authorization relating to share repurchase program; and

  •
  Agenda Item No. 12: Approval of any adjournments or postponements of the meeting.

        The following agenda item requires the affirmative vote of two-thirds of registered shares with voting rights and the absolute majority of the par value of the registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy.

  •
  Agenda Item No. 9: Renewal of authorized capital.

        The following agenda item requires the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy, not counting the votes of any member of the Board of Directors or any executive officer of Tyco Electronics.

  •
  Agenda Item No. 3: The release of the members of the Board of Directors and executive officers for activities during the fiscal year ended September 24, 2010.

        Registered shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner) and registered shares which are cast as abstentions on any matter, are counted towards the determination of a majority required to approve such agenda item and will therefore have the effect of an AGAINST vote on that item. Abstentions and broker non-votes are counted for quorum purposes.

Who will count the votes and certify the results?

        An independent vote tabulator will count the votes. BNY Mellon Shareowner Services has been appointed by the Board of Directors as the independent inspector of election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

If I vote and then want to change or revoke my vote, may I?

        If you are a shareholder of record and have granted a proxy to designated officers of Tyco Electronics, you may revoke or change your proxy at any time before it is exercised at the meeting by submitting a later dated proxy card at or before the meeting, by notifying our Secretary in writing that you have revoked your proxy, or by attending the meeting and giving notice of revocation in person. If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Written revocations should be directed to:

        Secretary
        Tyco Electronics Ltd.
        Rheinstrasse 20
        CH-8200 Schaffhausen, Switzerland

2011 Annual General Meeting Proxy Statement            11

        If you are a shareholder of record and have granted a proxy to the independent proxy, Dr. Jvo Grundler, you may revoke or change your proxy at any time before it is exercised at the meeting by submitting a revocation letter, and new proxy, if applicable, directly to the independent proxy so that it is received by no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 8, 2011. Written revocations should be directed to the following address: Dr. Jvo Grundler, Ernst & Young AG, Legal, Bleicherweg 21, P.O. Box, CH-8022, Zurich, Switzerland.

        Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken at the meeting.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change your vote.

Can I sell my shares before the meeting if I have voted?

        Yes. Tyco Electronics does not block the transfer of shares before the meeting. However, unless you are a shareholder of record with voting rights at the close of business (Eastern Standard Time) on February 17, 2011, your vote will not be counted.

Are shareholders permitted to ask questions at the meeting?

        During the Annual General Meeting, shareholders may ask questions or make comments relating to agenda items following the second of the motion and prior to the taking of the vote by the moderator.

Whom may I contact for assistance?

        You should contact Innisfree M&A Incorporated, who we have engaged as a proxy solicitor for the Annual General Meeting. The contact information for Innisfree is below:

    Innisfree M&A Incorporated
    501 Madison Avenue, 20th Floor
    New York, New York 10022, United States of America
    Shareholders call toll free 877-750-9497 (U.S. and Canada)
    or collect +1-412-232-3651 (international)
    Banks and brokerage firms call collect 212-750-5834

12            2011 Annual General Meeting Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of outstanding shares of Tyco Electronics beneficially owned as of January 3, 2011 by each current director, each executive officer named in the Summary Compensation Table and all of our executive officers and directors as a group. All current directors are nominees for director, except Dr. Charan. The address of our executive officers and directors is c/o Tyco Electronics, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

Beneficial Owner	Number of Shares Beneficially Owned(1)
Directors and Executive Officers:
Thomas J. Lynch(2)(3)(4)	2,054,429
Terrence R. Curtin(2)(4)	419,862
Joseph B. Donahue(2)(4)	165,720
Charles P. Dougherty(2)(4)	135,470
Robert A. Scott(2)(4)(5)	316,046
Pierre R. Brondeau(3)(6)	20,471
Ram Charan(6)(7)	15,673
Juergen W. Gromer(3)(6)	99,201
Robert M. Hernandez(3)(6)(8)	53,976
Daniel J. Phelan(3)(6)	18,976
Frederic M. Poses(3)(6)	340,514
Lawrence S. Smith(3)(6)(9)	25,696
Paula A. Sneed(3)(6)	22,722
David P. Steiner(3)(6)	18,976
John C. Van Scoter(3)(6)	16,376
All current directors and executive officers as a group (24 persons)(4)(6)(10)	4,926,302

(1)
The number shown reflects the number of shares owned beneficially as of January 3, 2011, based on information furnished by the persons named, public filings and Tyco Electronics records. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after January 3, 2011. All current directors and executive officers as a group beneficially own 1.1% of the outstanding shares as of January 3, 2011. No current director or executive officer appearing in the above table beneficially owns 1% or more of the outstanding shares as of January 3, 2011.

(2)
The named person is named in the Summary Compensation Table as an executive officer.

(3)
The named person is a director and nominee for director.

(4)
Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after January 3, 2011 as follows: Mr. Lynch—1,860,739; Mr. Curtin—379,681; Mr. Donahue—144,500; Mr. Dougherty—128,054; Mr. Scott—275,271; all executive officers as a group—3,850,463. Includes restricted stock units vesting

2011 Annual General Meeting Proxy Statement            13

  within 60 days after January 3, 2011 as follows: Mr. Dougherty—7,416; all executive officers as a group—7,416.

(5)
Includes 15,000 shares held in a trust over which Mr. Scott has dispositive power.

(6)
Includes vested deferred stock units (DSUs) as follows: Dr. Brondeau—11,189; Dr. Charan—11,189; Dr. Gromer—21,724; Mr. Hernandez—11,189; Mr. Phelan—11,189; Mr. Poses—12,543; Mr. Smith—14,974; Ms. Sneed—13,735; Mr. Steiner—11,189; Mr. Van Scoter—5,993. Distribution of DSUs will occur upon the termination of the individual's service on the Board of Directors. Upon such termination, Tyco Electronics will issue the number of shares equal to the aggregate number of DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

(7)
The named person is a director.

(8)
Includes 35,000 shares held in a trust over which Mr. Hernandez has dispositive power.

(9)
Includes 1,860 shares held in a trust over which Mr. Smith has dispositive power. Mr. Smith disclaims beneficial ownership of such shares. Also includes 4,484 shares that either are or could be pledged as security for certain margin account transactions.

(10)
Includes 10,286 shares that either are or could be pledged as security for certain margin account transactions.

        The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares as of January 3, 2011.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class
Dodge & Cox(1) 555 California Street, 40th Floor San Francisco, CA 94104	38,036,916	8.5%
FMR LLC(2) 82 Devonshire Street Boston, MA 02109	32,190,773	7.2%
AXA Financial, Inc.(3) 1290 Avenue of the Americas New York, NY 10104	23,471,518	5.3%

(1)
This information is based on a Schedule 13G filed with the SEC on February 12, 2010 by Dodge & Cox, which reported sole and shared voting power and sole dispositive power as follows: sole voting power—36,581,241, shared voting power—63,525, and sole dispositive power—38,036,916.

(2)
This information is based on a Schedule 13G filed with the SEC on February 16, 2010 by FMR LLC, which reported sole voting power and sole dispositive power as follows: sole voting power—887,061 and sole dispositive power—32,190,773.

14            2011 Annual General Meeting Proxy Statement

(3)
This information is based on a Schedule 13G filed with the SEC on December 9, 2010 by (i) AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle (collectively, the "Mutuelles AXA"), (ii) AXA, and (iii) AXA Financial, Inc. ("AXA Financial"), which reports that these entities may be deemed to beneficially own all of the shares reported in the table. Each of these entities reported sole voting power with respect to 19,187,137 shares and sole dispositive power with respect to 23,471,518 shares. These entities also reported that (i) AllianceBernstein L.P., a subsidiary of AXA Financial, holding shares on behalf of unaffiliated third-party client accounts, has sole voting power with respect to 19,184,037 shares and sole dispositive power with respect to 23,210,308 shares, and (ii) AXA Equitable Life Insurance Company, a subsidiary of AXA Financial, has sole voting power with respect to 3,100 shares and sole dispositive power with respect to 261,210 shares. The address of the Mutuelles AXA is 26, rue Drouot, 75009 Paris, France. The address of AXA is 25, avenue Matignon, 75008 Paris, France.

2011 Annual General Meeting Proxy Statement            15

AGENDA ITEM NO. 1—ELECTION OF DIRECTORS

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes ten nominees for election as directors to hold office until the annual general meeting of shareholders in 2012. The ten nominees are current directors of Tyco Electronics Ltd. and are listed below with brief biographies. Ram Charan has decided not to stand for re-election as he is nearing the retirement age for directors established by the Board.

Vote Requirement to Elect Directors

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of the election of each of the ten (10) nominees for director.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of each of the ten (10) nominees for director. Proxies will be so voted unless shareholders specify otherwise in their proxies.

NOMINEES FOR ELECTION

Qualifications of Nominees Recommended by the Board

        The Board as a whole is constituted to be strong in its collective knowledge of and diversity of experience in accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. The Nominating, Governance and Compliance Committee designs searches for candidates to fill vacancies on the Board and makes recommendations for director nominations to the Board. When preparing to search for a new director, the committee takes into account the experience, qualifications, skills and expertise of the Board's current members. The committee seeks candidates who have a history of achievement and leadership and are experienced in areas relevant to the company's business such as international trade, finance, technology, manufacturing processes and marketing. The committee also considers independence, as defined by applicable law, stock exchange listing standards and the categorical standards listed in the company's Board Governance Principles, which are set forth in the "Board Organization and Independence of its Members" section of the Principles, and which can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp.

        The professional experience, qualifications, skills and expertise of each nominee is set forth below. The Board and the company believe that all nominees possess additional qualities, business knowledge and personal attributes valuable to their service on the Board and that all have demonstrated commitment to ethical and moral values and personal and professional integrity.

        Pierre R. Brondeau, 53, joined our Board of Directors in June 2007, immediately following our separation from Tyco International Ltd. ("Tyco International"). Dr. Brondeau has been President, Chief Executive Officer and a Director of FMC Corporation, a global chemical company, since January 2010 and has served as Chairman of its Board of Directors since October 2010. Prior to joining FMC Corporation, he was President and Chief Executive Officer of Rohm & Haas Company, a manufacturer of specialty materials and a wholly-owned subsidiary of the Dow Chemical Company, upon the April 2009 merger of Rohm & Haas Company and Dow Chemical Company, until September 2009. From 2006 to 2009, Dr. Brondeau served as Executive Vice President of electronics materials and specialty

16            2011 Annual General Meeting Proxy Statement

materials of Rohm & Haas Company. He also has served as Vice-President, Business Group Executive, Electronic Materials, President and Chief Executive Officer, Rohm & Haas Electronic Materials LLC, and Regional Director, Europe, from 2003 to 2006, and previously as Vice-President, Business Group Director, Electronic Materials, President and Chief Executive Officer, Shipley Company, LLC, from 1999 to 2003. Dr. Brondeau received a master's degree from Universite de Montpellier and a Doctorate from Institut National des Sciences appliquees de Toulouse. Dr. Brondeau has been named a Director of Marathon Oil Corporation effective January 1, 2011.

        Dr. Brondeau has over 20 years of executive leadership experience, including twelve years of senior executive experience, at large multi-national public companies engaged in the specialty materials and chemicals industries. He has over 25 years of international business experience in the United States and Europe, and significant expertise in finance and mergers and acquisitions, as well as other areas of business.

        Juergen W. Gromer, 66, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Dr. Gromer was President of Tyco Electronics from April 1999 until he retired from that position on December 31, 2007. From September 2006 until our separation from Tyco International, he also held the position of President of the Electronic Components Business segment of Tyco International. Dr. Gromer held a number of senior executive positions over the prior ten years with AMP Incorporated, which was acquired by Tyco International in 1999. Dr. Gromer received his undergraduate degree and doctorate in physics from the University of Stuttgart. Dr. Gromer is a Director of WABCO Holdings Inc. and Marvell Technology Group Ltd. He is also Chairman of the Board of the Society for Economic Development of the District Bergstrasse/Hessen, a member of the Advisory Board of Commerzbank, and a Director of the Board and Vice President of the American Chamber of Commerce Germany.

        Dr. Gromer retired as President of Tyco Electronics with over 25 years of achievement and executive management experience with the company and its predecessor AMP and provides valuable historical perspective to the Board. Dr. Gromer holds a Ph.D. in physics which, combined with past and current directorships with publicly-held technology companies in Europe and the United States, makes him a valuable contributor to the technology vision of the company. He also has financial, governance and global leadership expertise gained from his service as a member, executive or chairman of the boards of several European financial, utility and economic organizations.

        Robert M. Hernandez, 66, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Hernandez has served as Chairman of the Board of RTI International Metals, Inc., a producer of titanium mill products and fabricated metal components, from 1990 to the present. From 1994 to 2001, he served as Vice Chairman and Chief Financial Officer of USX Corporation and prior to that served in a variety of positions during his career at USX, beginning in 1968. Mr. Hernandez received a bachelor's degree from the University of Pittsburgh and an MBA from the Wharton Graduate School of the University of Pennsylvania. Mr. Hernandez is Lead Director of ACE Ltd., a Director of Eastman Chemical Company and Chairman of the Board of Trustees of the Equity-Bond Complex of the BlackRock Mutual Funds.

        Mr. Hernandez has extensive experience as a director, lead director and board chairman for several large-capitalization companies in a broad range of industries for over 20 years. He has over 15 years of senior executive leadership experience in a range of positions including managing the operations of a large public manufacturing company. Mr. Hernandez, who holds an MBA, has extensive financial and business management experience as chief financial officer of a large steel producer and as chairman of the board of a mutual fund group.

        Thomas J. Lynch, 56, has served on our Board of Directors since early 2007 and as Chief Executive Officer of Tyco Electronics since January 2006, and was previously President of Tyco

2011 Annual General Meeting Proxy Statement            17

Engineered Products and Services since joining Tyco International in September 2004. Prior to joining Tyco International, Mr. Lynch was at Motorola where he was Executive Vice President and President and Chief Executive Officer, Personal Communications Sector from August 2002 to September 2004; Executive Vice President and President, Integrated Electronic Systems Sector from January 2001 to August 2002; Senior Vice President and General Manager, Satellite & Broadcast Network Systems, Broadband Communications Sector from February 2000 to January 2001; and Senior Vice President and General Manager, Satellite & Broadcast Network Systems, General Instrument Corporation from May 1998 to February 2000. Mr. Lynch holds a bachelor of science degree in commerce from Rider University. Mr. Lynch is a Director of Thermo Fisher Scientific Inc.

        Mr. Lynch has extensive executive leadership experience in the electronics industry, having served as our chief executive officer for the past five years and, before that, as lead executive of business units at the company's former parent. He has gained international expertise through management of the company's world-wide presence and as a member of the U.S.-China Business Council. Mr. Lynch's education in accounting and commerce and experience on the audit, compensation and nominating committees of the board of another large corporation provide him with valuable perspective for service on our Board.

        Daniel J. Phelan, 61, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Phelan has served as Chief of Staff of GlaxoSmithKline, a manufacturer of pharmaceuticals and consumer health-related products, from May 2008 to the present and previously was Senior Vice President, Human Resources from 1994. Mr. Phelan is responsible for information technology, human resources, corporate strategy and development, world wide real estate and facilities, environmental health and safety, and global security. Mr. Phelan received bachelor's and law degrees from Rutgers University and a master's degree from Ohio State University.

        Mr. Phelan brings a range of valuable expertise to the Board. He is chief of staff of a large global health products and pharmaceuticals manufacturer and has served for over 15 years in executive positions where his responsibilities have included information technology, human resource management, strategy, real estate, environmental concerns and global security. In addition, he holds a law degree and has experience advising chief executives, as well as experience in labor law and labor relations, executive compensation, mergers, acquisitions and divestitures, succession planning, leadership development, and pension and benefits design and management.

        Frederic M. Poses, 68, joined our Board of Directors as Chairman in June 2007, immediately following our separation from Tyco International. Mr. Poses is Chief Executive Officer and Partner of Ascend Performance Materials, a manufacturer of nylon related chemicals, resins and fibers for commercial and industrial products, since June 2009. He previously was Chairman and Chief Executive Officer of Trane Inc. (formerly American Standard Companies Inc.), a manufacturer and provider of air conditioning systems and services, vehicle control systems and bath and kitchen products, from 1999 until its acquisition by Ingersoll Rand in 2008. From 1998 to 1999, Mr. Poses was President and Chief Operating Officer of AlliedSignal, Inc., where he served in various capacities over his career, beginning in 1969. Mr. Poses holds a bachelor's degree in business administration from New York University. Mr. Poses is a Director of Raytheon Company and previously served as a Director of Centex Corporation from July 2001 until August 2009 and of WABCO Holdings Inc. for a brief period in 2007 until its spinoff.

        Mr. Poses has extensive leadership experience as chief executive officer and chairman of a large multi-national public manufacturing company for ten years and president and chief operating officer of another large global public manufacturing company. He has served as our chairman for over four years and has demonstrated significant leadership skills as a director for over ten years at several other large public companies. His business career began over 40 years ago as a financial analyst and includes over 20 years in executive management positions.

18            2011 Annual General Meeting Proxy Statement

        Lawrence S. Smith, 63, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Smith was Executive Vice President from 1995 and Co-Chief Financial Officer from 2002 of Comcast Corporation, a broadband cable provider, until his retirement in March 2007, following which he consulted for Comcast Corporation until 2010. He served in finance and administration positions at Comcast from 1988 to 1995. Prior to joining Comcast, Mr. Smith was Chief Financial Officer of Advanta Corporation. He also worked for Arthur Andersen LLP for 18 years, where he was a tax partner. Mr. Smith has a bachelor's degree from Ithaca College. Mr. Smith is a Director of Air Products and Chemicals, Inc. and GSI Commerce Inc.

        Mr. Smith brings many years of public company experience both as chief financial officer of a large public company and by serving on the boards of international public companies. His significant experience with complex financial and operational issues combined with his knowledge of public reporting requirements and processes brings accounting, financial management and operational insight to the Board. He also has extensive mergers and acquisitions and corporate finance experience. Mr. Smith meets the SEC definition of an audit committee financial expert.

        Paula A. Sneed, 63, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Ms. Sneed is Chair and Chief Executive Officer of Phelps Prescott Group, LLC, a strategy and management consulting firm, since 2008. Previously, she was Executive Vice President of Global Marketing Resources and Initiatives for Kraft Foods, Inc., a worldwide producer of branded food and beverage products, until her retirement in December 2006. She served as Group Vice President and President of Electronic-Commerce and Marketing Services for Kraft Foods North America, part of Kraft Foods, Inc., from 2000 until 2004, and Senior Vice President, Global Marketing Resources and Initiatives from December 2004 to July 2005. She joined General Foods Corporation (which later merged with Kraft Foods) in 1977 and has held a variety of management positions. Ms. Sneed received a bachelor's degree from Simmons College and an MBA from Harvard Graduate School of Business. Ms. Sneed is a Director of Airgas Inc. and Charles Schwab Corporation.

        Ms. Sneed brings proven leadership in strategy development as CEO of a strategy and management consulting firm for three years, and previously as the executive vice president managing a global marketing division of a large public company for six years where she demonstrated expertise in all aspects of marketing for over 20 years. She has over 35 years of experience in corporate and non-profit leadership roles. Ms. Sneed also has over 15 years of corporate director experience including service on audit, compensation and nominating and governance committees, bringing valuable insight to our Board. She has an MBA and meets the SEC definition of an audit committee financial expert.

        David P. Steiner, 50, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Since March 2004, Mr. Steiner has served as Chief Executive Officer and a Director of Waste Management, Inc., a provider of integrated waste management services, and also has been its President since June 2010. His previous positions at Waste Management included Executive Vice President and Chief Financial Officer from 2003 to 2004, Senior Vice President, General Counsel and Corporate Secretary from 2001 to 2003 and Vice President and Deputy General Counsel from 2000 to 2001. Mr. Steiner received a bachelor's degree from Louisiana State University and a law degree from the University of California, Los Angeles. Mr. Steiner is a Director of FedEx Corporation.

        Mr. Steiner brings twelve years of large public company leadership experience, including six as CEO, two as CFO, and four as general counsel or in other legal roles. As a former CFO, he brings finance experience to the Board. He also brings large public company directorship experience to the Board. Additionally, before his large public company experience, Mr. Steiner spent ten years in private practice at a large law firm. His legal background makes him well suited to address legal and governance issues of the Board.

2011 Annual General Meeting Proxy Statement            19

        John C. Van Scoter, 49, joined our Board of Directors in December 2008. Since February 2010, Mr. Van Scoter has been Chief Executive Officer and President of eSolar, Inc., a producer of modular, scalable concentrating solar thermal power technology. He also is a Director of eSolar, Inc. From 2005 through 2009, he was Senior Vice President of Texas Instruments Incorporated, a global semiconductor company. During his 25 year career at Texas Instruments, he also held positions as General Manager of the Digital Light Processing (DLP®) Products Division and various Digital Signal Processor business units, manager of application specific integrated circuit (ASIC) product development and engineering, product engineer and technical sales engineer. Mr. Van Scoter holds a bachelor of science degree in mechanical engineering from the University of Vermont.

        Mr. Van Scoter brings significant technology and leadership experience to the Board as CEO of a private energy technology producer and through over 25 years of management and executive positions with a large public technology company. His training in mechanical engineering and experience as a product engineer is also valuable to the Board.

        The Board of Directors has concluded that the experience, qualifications, skills and expertise described above qualify the nominees to serve as Directors of the company.

Director Not Standing for Re-Election

        Set forth below is the information about current director Ram Charan, who is not standing for re-election at the Annual General Meeting.

        Ram Charan, 71, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Since 1978, Dr. Charan has served as an advisor to executives and corporate boards and provides expertise in corporate governance, global strategy and succession planning. Dr. Charan received a bachelor's degree from Banaras Hindu University and an MBA and a DBA from Harvard Business School. Dr. Charan has over 30 years of experience advising executives and corporate boards on governance, global strategy, leadership and succession planning.

Board Diversity

        The Nominating, Governance and Compliance Committee regularly reviews the composition of the Board in light of the company's businesses, strategic plan, structure and the current global business and economic environment. The Board demands the highest standards of individual and corporate integrity and is dedicated to diversity, fair treatment, mutual respect and trust. Although the Board does not have a specific board diversity policy, it is constituted of individuals possessing diverse business experience, education, vision, and industry and global market knowledge.

Shareholder Recommendations

        The Nominating, Governance and Compliance Committee will consider all shareholder recommendations for candidates for the Board, which should be sent to the Nominating, Governance and Compliance Committee, c/o Harold G. Barksdale, Secretary, Tyco Electronics, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. In addition to considering candidates suggested by shareholders, the committee considers candidates recommended by current directors, company officers, employees and others. The committee screens all candidates in the same manner regardless of the source of the recommendation. The committee's review is typically based on any written materials provided with respect to the candidate. The committee determines whether the candidate meets the company's general qualifications and specific qualities and skills for directors (see above) and whether requesting additional information or an interview is appropriate.

20            2011 Annual General Meeting Proxy Statement

CORPORATE GOVERNANCE

Governance Principles

        The Board of Directors' Governance Principles, which include guidelines for determining director independence and qualifications for directors, can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Corporate governance developments are regularly reviewed by the Board in order to appropriately modify the Board's Governance Principles, committee charters and policies.

Board Leadership Structure

        The Nominating, Governance and Compliance Committee reviews the Board's organization annually and recommends appropriate changes to the Board. To conduct its business the Board maintains three standing committees: Audit, Management Development and Compensation and Nominating, Governance and Compliance which are composed entirely of independent directors. Assignments to, and chairs of, the Audit and Management Development and Compensation Committees are recommended by the Nominating, Governance and Compliance Committee and selected by the Board. The independent directors as a group elect the members and the chair of the Nominating, Governance and Compliance Committee.

        Since its inception as a public company, the company's governance structure has included a non-executive chairman who is separate from the CEO and presides over all meetings of the Board. The Board believes that there are advantages to having a non-executive chairman for matters such as communications and relations between the Board, the CEO and other senior management and in assisting the Board in reaching consensus on particular strategies and policies.

        The Board is normally constituted of between ten and thirteen directors and is comprised of a substantial majority of independent directors. All directors are annually elected by a majority of votes cast at the annual general meeting of shareholders.

Board Oversight of Risk Management

        The Board of Directors is responsible for appraising the company's major risks and overseeing that appropriate risk management and control procedures are in place. The Board must understand the risks facing the company as a function of its strategy, provide oversight of the processes put in place to identify and manage risk and manage those risks (for example, in relation to executive compensation and succession) that only the Board is positioned to manage. The Board is responsible for determining that senior executives take the appropriate steps to manage all major risks. Management has day-to-day responsibility for assessing and managing the company's particular exposures to risk.

        The Audit Committee of the Board meets to review and discuss, as determined to be appropriate, with management, the internal auditor and the independent registered public accounting firm the company's major financial and accounting risk exposures and related policies and practices to assess and control such exposures, and assist the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management. The company's risk assessment process was in place for the fiscal year ended September 24, 2010 and followed by the Board of Directors.

        The Management Development and Compensation Committee reviews the company's risks related to chief executive officer succession and succession plans for senior executives, overall compensation structure, incentive compensation plans and equity-based plans, policies and programs, severance programs and change-of-control agreements and benefit programs. The committee meets, as appropriate, with the internal and/or external auditors to discuss management and employee

2011 Annual General Meeting Proxy Statement            21

compliance with the compensation, incentive, severance and other benefit programs and policies under the committee's jurisdiction.

        The Nominating, Governance and Compliance Committee reviews the company's policies and risks related to related person transactions required to be disclosed pursuant to U.S. securities rules, the effectiveness of the company's environmental, health, & safety management program, the company's enterprise-wide risk assessment processes and the company's compliance programs.

        The Board's role in risk oversight of the company is consistent with the company's leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the company's risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Director Independence

        Eight of the ten directors nominated for re-election have been determined by the Board to be independent directors. For a director to be considered independent, the Board must make an affirmative determination that a director meets the stringent guidelines for independence set by the Board. These guidelines either meet or exceed the NYSE listing standards' independence requirements. The guidelines include a determination that the director has no current or prior material relationships with Tyco Electronics (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), aside from his or her directorship, that could affect his or her judgment.

        The independence guidelines also include the determination that certain limits to annual sales to or purchases from entities for which a director serves as an executive officer, and limits on direct compensation from the company for directors and certain family members (other than fees paid for board or committee service), are not exceeded and other restrictions.

        Based on the review and recommendation by the Nominating, Governance and Compliance Committee, the Board of Directors analyzed the independence of each director and determined that the following director nominees meet the standards of independence under our director independence guidelines and applicable NYSE listing standards, and that each of the following director nominees is free of any relationship that would interfere with his or her individual exercise of independent judgment: Pierre R. Brondeau, Robert M. Hernandez, Daniel J. Phelan, Frederic M. Poses, Lawrence S. Smith, Paula A. Sneed, David P. Steiner and John C. Van Scoter. The Board also reached this determination for Ram Charan, who is not standing for re-election.

Guide to Ethical Conduct

        All directors, officers and employees of Tyco Electronics review and affirm that they understand and are in compliance with the policies and principles contained in Tyco Electronics' code of ethical conduct set forth in the company's manual, "The Power of Integrity: Guide to Ethical Conduct." The guide is published in the Board of Directors section of Tyco Electronics' website at
 http://www.te.com/aboutus/EthicalConduct.asp.

        Directors are required to promptly inform the chair of the Nominating, Governance and Compliance Committee of actual or potential conflicts of interest.

        Tyco Electronics has an Office of the Ombudsman established by our Audit Committee which ensures a direct, confidential and impartial avenue to raise any concern or issue with compliance or ethics, including concerns about the company's accounting, internal accounting controls or auditing matters, with the Board. The office is designed to field compliance concerns from external constituencies—investors, suppliers and customers—as well as Tyco Electronics employees.

22            2011 Annual General Meeting Proxy Statement

        Reporting directly to the Audit Committee of the Board of Directors, the Ombudsman's office is independent of functional management. It seeks the fair, timely and impartial resolution of all compliance and ethics issues. Employees have a number of vehicles to raise issues within Tyco Electronics, including a confidential, toll-free phone number and a confidential submission system via the Internet. Concerns also may be sent directly to the Board by mail or by email.

        All concerns are received and promptly reviewed by the Ombudsman and are responded to as quickly as possible. All accounting, audit or control concerns are sent to, and will be addressed by, the Board's Audit Committee.

Communicating Concerns to Directors

        Any shareholder or interested party who wishes to contact members of the Tyco Electronics Board of Directors, including the chairman or the non-management directors as a group, may do so by mailing written communications to:

    Tyco Electronics Board of Directors
    Attn: Ombudsman
    1050 Westlakes Drive
    Berwyn, PA 19312

        Inquiries and concerns also can be submitted anonymously and confidentially through the Ombudsman to the Tyco Electronics Board of Directors by email to directors@te.com or through the Internet at http://www.te.com/aboutus/contact_board.asp.

Voting Standards for the Election of Directors

        Directors are elected by an affirmative vote of a majority of the votes present, in person or by proxy, at a general meeting of shareholders and serve until the next annual general meeting of shareholders. Any nominee for director who does not receive a majority of votes present at the meeting is not elected to the Board.

Voting Standards for Amendments to the Articles of Association

        The articles of association may be amended, in whole or in part, by the Board, subject to approval by the affirmative vote of the holders of record:

  •
  in the case of article 1 (with respect to domicile), article 2 (purpose), article 4 (with respect to the creation of preferred shares and an increase in capital out of equity, against contributions in kind, or for the purpose of acquisition of assets, or the granting of special privileges), article 5 (with respect to an increase in authorized share capital and the limitation or withdrawal of preemptive rights) and article 6 (with respect to an increase in conditional share capital and the limitation or withdrawal of advance subscription rights), of at least two-thirds of the share votes represented and the absolute majority of the par value of the share votes represented, in person or by proxy, at a general meeting of shareholders;

  •
  in the case of article 17, paragraph 5 (no shareholder action by written consent), article 18, paragraphs 3 and 4 and article 34 (provisions relating to "freeze-out" of business combinations with "interested shareholders" (as defined in the articles of association)), and article 18, paragraph 6 (80% vote requirement for certain article amendments), of 80% of the total votes of shares outstanding and entitled to vote on the relevant record date with respect thereto; and

  •
  in the case of all other articles, of an absolute majority of the votes represented, in person or by proxy, at a general meeting of shareholders (an "absolute majority" means at least half plus one additional vote represented at a general meeting of shareholders).

2011 Annual General Meeting Proxy Statement            23

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors

        The Board of Directors currently consists of eleven directors, ten of whom are nominees for election. Ram Charan has decided not to stand for re-election as he is nearing the retirement age for directors established by the Board. Frederic Poses serves as Chairman of the Board. During fiscal 2010, there were no changes in the composition of the Board. The Board held eight meetings in fiscal year 2010. Nine of our eleven directors attended 100% and two directors attended at least 85% of the total number of meetings of the Board and committees on which they served in fiscal year 2010. It is the policy of the Board that directors are expected to attend the annual general meeting of shareholders. All directors attended the 2010 annual general meeting of shareholders.

Board Committees

        The Board has adopted written charters for each of its three standing committees: the Audit Committee, the Management Development and Compensation Committee and the Nominating, Governance and Compliance Committee. The charters can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Each Board committee reports to the Board on their activities at each regular Board meeting.

        The Board has determined that all members of the Audit, Management Development and Compensation and Nominating, Governance and Compliance Committees are independent and satisfy the relevant SEC, NYSE and Tyco Electronics additional independence requirements for the members of such committees.

Board Advisors

        Consistent with their respective charters, the Board and its committees may retain their own advisors as they determine necessary to carry out their responsibilities.

Audit Committee

        The members of the Audit Committee are directors Lawrence Smith, who chairs the committee, Pierre Brondeau and Paula Sneed. The Board has determined that each of Mr. Smith and Ms. Sneed is an "audit committee financial expert," as defined under SEC rules. The Audit Committee primarily is concerned with the quality and integrity of the company's annual and quarterly financial statements, including its financial and accounting principles, policies and practices, and its internal control over financial reporting; the qualifications, independence and performance of the company's independent registered public accounting firm and lead audit partner and the company's Swiss registered auditor; review and oversight of the company's internal audit function; compliance with legal and regulatory requirements; review of financial and accounting risk exposure; assisting the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management; and procedures for handling complaints regarding accounting or auditing matters. The committee also oversees the company Ombudsman and the company's Guide to Ethical Conduct. The Audit Committee met nine times in fiscal year 2010. The committee's report appears on pages 63-64.

Management Development and Compensation Committee

        The members of the Management Development and Compensation Committee are directors David Steiner, who chairs the committee, Robert Hernandez and Daniel Phelan. This committee is responsible to ensure succession of senior leadership; review plans for the development of the organization; review and approve compensation, benefits and human resources policies and objectives

24            2011 Annual General Meeting Proxy Statement

and whether the company's officers, directors and employees are compensated in accordance with these policies and objectives; review and approve compensation of the company's executive officers other than the Chief Executive Officer and recommend the Chief Executive Officer's compensation for approval by the independent members of the Board; and review and approve management incentive compensation policies and programs and equity compensation programs for employees. This committee met seven times in fiscal year 2010. The committee's report appears on page 48. Additional information on the committee's processes and procedures for consideration of executive compensation are addressed in "Compensation Discussion and Analysis" which follows.

Nominating, Governance and Compliance Committee

        The current members of the Nominating, Governance and Compliance Committee are directors Frederic Poses, who chairs the committee, Ram Charan and John Van Scoter. This committee's responsibilities include the selection of director nominees for the Board and the development and review of our Board Governance Principles. The committee annually reviews director compensation and benefits in conjunction with the Management Development and Compensation Committee; oversees the annual self-evaluations of the Board and its committees, as well as director performance; and makes recommendations to the Board concerning the structure and membership of the Board committees. The committee also oversees our environmental, health and safety management system and compliance programs. This committee held six meetings in fiscal year 2010.

Meetings of Non-Management Directors

        The non-management directors met without any management directors or employees present five times in fiscal year 2010. The non-executive chairman of the Board presided at these meetings.

Non-Management Directors' Compensation in Fiscal 2010

        Non-management directors' compensation is established collaboratively by the Nominating, Governance and Compliance and the Management Development and Compensation Committees. Compensation of non-management directors in fiscal year 2010 is described under "Compensation of Non-Employee Directors."

Non-Management Directors' Stock Ownership

        To help align Board and shareholder interests, directors are encouraged to own, at a minimum, Tyco Electronics' stock or stock units equal to three times the annual cash retainer (a total of $240,000, based on the current $80,000 annual cash retainer) within three years of joining the Board. Once a director satisfies the minimum stock ownership recommendation, the director will remain qualified, regardless of market fluctuations, under the guidelines unless the director sells shares of stock that were considered in determining that the ownership amount was met. Commencing in fiscal year 2010, each non-employee director received Tyco Electronics common shares as the equity component of their compensation, with the exception of Dr. Gromer, who continued to receive deferred stock units. The deferred stock units awarded to non-employee directors in fiscal year 2010 cannot be transferred until the director leaves the Board. Directors will normally attain the minimum guideline after two years.

2011 Annual General Meeting Proxy Statement            25

EXECUTIVE OFFICERS

        The following table presents information with respect to our executive officers as of January 3, 2011.

Name	Age	Position(s)
Thomas J. Lynch	56	Chief Executive Officer and Director
Mario Calastri	53	Senior Vice President and Treasurer
Alan C. Clarke	57	President, Network Solutions
Terrence R. Curtin	42	Executive Vice President and Chief Financial Officer
Cuong V. Do	44	Senior Vice President, Corporate Strategy and Business Development
Joseph B. Donahue	52	President, Transportation Connectivity
Charles P. Dougherty	48	President, Communications & Industrial Solutions
Jane A. Leipold	50	Senior Vice President, Global Human Resources
Robert J. Ott	49	Senior Vice President and Corporate Controller
Eric J. Resch	53	Senior Vice President and Chief Tax Officer
Michael Robinson	54	Senior Vice President, Operations
Robert A. Scott	60	Executive Vice President and General Counsel
Robert N. Shaddock	52	Senior Vice President and Chief Technology Officer
Joan E. Wainwright	50	Senior Vice President, Marketing and Communications

        See "Nominees for Election" for additional information concerning Mr. Lynch who is also a nominee for director.

        Mario Calastri has been Senior Vice President and Treasurer of Tyco Electronics since our separation from Tyco International in June 2007 and he served on the Tyco Electronics Board prior to the separation. He was Vice President and Assistant Treasurer of Tyco International between 2005 and June 2007. Prior to joining Tyco International, Mr. Calastri was Vice President, Finance and Planning for IBM Global Financing EMEA in 2004 and Assistant Treasurer of IBM Corporation from 1999 to 2003.

        Alan C. Clarke has been President of Network Solutions of Tyco Electronics since September 2006 and served as a Vice President of Tyco Electronics since 1999. Prior to that, Mr. Clarke worked for Raychem Corporation, which was acquired by Tyco International in 1999, for 17 years in various senior management positions.

        Terrence R. Curtin has been Executive Vice President and Chief Financial Officer of Tyco Electronics since October 2006 and he served on the Tyco Electronics Board prior to the separation. Mr. Curtin previously served as Vice President and Corporate Controller since 2001. Prior to joining Tyco Electronics, Mr. Curtin worked for Arthur Andersen LLP.

26            2011 Annual General Meeting Proxy Statement

        Cuong V. Do has been Senior Vice President, Corporate Strategy and Business Development of Tyco Electronics since June 2009. Prior to that, he was Senior Vice President and Chief Strategy Officer at Lenovo, a global leader in personal computers, since December 2006. Previously, he was a director with McKinsey & Company from 1989 to 2006.

        Joseph B. Donahue has been President, Transportation Connectivity of Tyco Electronics since August 2010. He served as President, Global Automotive for the prior two years, and Senior Vice President, Global Automotive from August 2007 until then. From 2006 to August 2007, he was Group Vice President, Woodcoatings Division for Valspar Corporation, a manufacturer of commercial and industrial coating. Over the prior 16 years, Mr. Donahue held a variety of senior management roles at Tyco Electronics and AMP Incorporated, leading the North America automotive business from 2001 to 2006.

        Charles P. Dougherty has been President, Communications & Industrial Solutions of Tyco Electronics since January 2010. From June 2009 to December 2009, he was President, Public Safety and Professional Communications at Harris Corporation, a communications and information technology company. Previously, Mr. Dougherty was President of the Wireless Systems business of Tyco Electronics from October 2006 to May 2009, when the business was sold to Harris Corporation. Prior to joining Tyco Electronics, Mr. Dougherty was at Motorola for 25 years where he last served as Corporate Vice President and General Manager, Voice and Data Solutions from July 2004 and previously held a variety of senior management positions.

        Jane A. Leipold has been Senior Vice President, Global Human Resources for Tyco Electronics since 2006 and was previously Vice President, Global Human Resources since 2001. She has a total of 29 years of Tyco Electronics and AMP Incorporated experience and has held various human resources, purchasing and engineering positions.

        Robert J. Ott has been Senior Vice President and Corporate Controller of Tyco Electronics since our separation from Tyco International in June 2007. Prior to that, he was Vice President, Corporate Audit of Tyco International from March 2003 to June 2007 and Vice President of Finance-Corporate Governance of Tyco International from August 2002 until March 2003. Prior to joining Tyco International, Mr. Ott was Chief Financial Officer of Multiplex, Inc. from 2001 to 2002 and Chief Financial Officer of SourceAlliance, Inc. from 2000 to 2001.

        Eric J. Resch has been Senior Vice President and Chief Tax Officer of Tyco Electronics since our separation from Tyco International in June 2007 and he served on the Tyco Electronics Board prior to the separation. He was Vice President, Tax Reporting of Tyco International from 2003 until June 2007. Prior to joining Tyco International, Mr. Resch was Director, Tax Reporting for United Technologies Corporation from 2001 to 2003.

        Michael Robinson has been Senior Vice President, Operations of Tyco Electronics since August 2007. Prior to that, he spent 27 years at United Technologies Corporation where he most recently was Vice President of Operations for the Residential and Light Commercial International business at Carrier Corporation. Mr. Robinson began his United Technologies career with Pratt & Whitney where he held a series of operations and engineering positions over 22 years.

        Robert A. Scott has been Executive Vice President and General Counsel of Tyco Electronics since 2006 and prior to that was Senior Vice President, Corporate Planning for Tyco International from January 2006 and Vice President of Strategy and Business Planning for Engineered Products and Services from May 2004 to January 2006. He also served on the Tyco Electronics Board prior to our separation from Tyco International in June 2007. Prior to joining Tyco International, Mr. Scott was Senior Vice President and Chief of Staff of Motorola's Integrated Electronics sector during 2002 and 2003 and Motorola's Senior Vice President of Business Integration in 2001. Prior to joining Motorola,

2011 Annual General Meeting Proxy Statement            27

Mr. Scott was Senior Vice President, General Counsel and Corporate Secretary of General Instrument Corporation.

        Robert N. Shaddock has been Senior Vice President and Chief Technology Officer of Tyco Electronics since September 2008. Previously, he was Senior Vice President of the Consumer Products business at Motorola from August 2007 to August 2008 and prior to that he was Chief Technology Officer for Motorola's Mobile Devices business since January 2004.

        Joan E. Wainwright has been Senior Vice President, Marketing and Communications at Tyco Electronics since February 2008, and she previously was Senior Vice President, Communications and Public Affairs since joining us in June 2006. Previously, she served as Vice President, Public Affairs and Vice President, Corporate Communications for Merck & Co., Inc. from June 2000 to June 2006. Ms. Wainwright also served as Deputy Commissioner of Communications for the U.S. Social Security Administration and in the communications and public relations departments of the University Health System of New Jersey, the Children's Hospital of Philadelphia, the University of Delaware and Villanova University.

28            2011 Annual General Meeting Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        Our Management Development and Compensation Committee ("MDCC" or "Committee") is responsible for the establishment and oversight of our executive compensation programs. At the foundation of our executive compensation process is an executive compensation philosophy adopted by the Committee that serves as the guiding principles in the development of executive compensation levels and programs for our executive officers. In addition, the Committee has established a disciplined process for the adoption of executive compensation actions, which includes Board approval of executive compensation actions for the Chief Executive Officer and Committee approval of compensation actions for all other executive officers. All proposed compensation actions are to be reviewed for alignment with the company's executive compensation policy and with consideration of competitive market data (the Committee reviews competitive data from two separate peer groups) and other relevant factors discussed below. In considering proposed compensation actions, the Committee relies on a compensation consultant (who is independent from management) for advice, information and an objective point of view.

        Consistent with our executive compensation process, the Committee conducted a comprehensive analysis of the competitive position of our fiscal 2010 executive pay levels and compensation programs relative to our two market peer groups. Based on that review, the Committee concluded that our executive pay levels and compensation programs are competitive relative to our peer companies and are consistent with our executive compensation philosophy. In 2010, we:

  •
  continued to structure our executive compensation programs to rely heavily on performance through the use of annual and long-term incentive programs

  •
  continued to emphasize equity (in the form of long-term incentive awards granted primarily in the form of stock options) as the primary component of long-term compensation for our executive officers, ensuring that pay opportunities are linked to shareholder return and maximize share ownership by our executive officers

  •
  generally maintained long-term incentive grant levels, but increased award values for a number of our executive officers to recognize their significant performance in a very challenging fiscal 2009

  •
  except for two market-based adjustments (to move base salary levels closer to market reference points), held base salary levels at fiscal 2009 levels

  •
  determined to adopt a clawback policy once the SEC has adopted rules to implement the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), and have included in all executive officer fiscal 2011 incentive award agreements a provision indicating that such awards are subject to the clawback policy to be adopted

        Fiscal 2010 was a strong year for the company after the challenges faced in fiscal 2009, and we believe that actual pay levels reflected the performance of the company. Consistent with our executive compensation philosophy, our executive officers were rewarded for exceeding the financial and operational performance goals established for fiscal 2010, and annual incentive payments for our named executive officers were paid at 200% of target.

        As we proceed into fiscal 2011, the Committee will continue to follow the disciplined executive compensation review process that it has established in order to assure that executive compensation levels remain competitive and meet the objectives of our executive compensation philosophy.

2011 Annual General Meeting Proxy Statement            29

Executive Compensation Philosophy

        Our executive compensation philosophy is designed to deliver competitive total compensation, upon the achievement of individual and/or corporate performance objectives, which will attract, motivate and retain leaders who will drive the creation of shareholder value. The executive compensation philosophy has also been designed to align with the company's organization-wide total rewards strategy. The Committee reviews and administers the company's compensation and benefit programs for executive officers, including the named executive officers. (For purposes of this Compensation Discussion and Analysis ("CD&A"), "executive officer" means the Chief Executive Officer, his direct reports and any other executive officers of the company subject to Section 16 of the Securities Exchange Act.) In determining total compensation, the Committee considers the following key objectives and attributes:

        Shareholder alignment—Our executive compensation programs are designed to create shareholder value. Long-term incentive awards, which make up a significant percentage of our executives' total compensation, closely align the interests of executives with the long-term interest of our shareholders.

        Performance based—Many components of our executive compensation package are linked to performance. Annual cash incentive awards are tied to overall corporate, segment or business unit measures that allow for differentiation among our highest and lowest performing business units. Long-term incentive awards, granted primarily in the form of stock options, are designed to reward our executive officers for the creation of long-term shareholder value.

        Appropriate Risk—Our executive compensation programs are designed to provide incentives that encourage our executive officers to take appropriate risks in managing their businesses and to provide incentives where the balance between business performance and risk is carefully achieved.

        Competitive with external talent markets—Our executive compensation programs are designed to be competitive within the various talent markets in which the company competes for executive talent. Compensation programs are designed with reference to both a general peer group of companies that compete with us for executive talent and an electronics industry peer group.

        Focus on executive stock ownership—The company has adopted the Tyco Electronics Share Ownership and Retention Requirement Plan which, together with long-term equity awards, drives executive stock ownership.

        Simple and transparent—Our executive compensation programs are designed to be readily understood by our executives and transparent to our investors.

Role of the Management Development & Compensation Committee

        The MDCC administers the company's compensation policies and programs for executive officers, including the named executive officers. The Committee reviews, analyzes and approves the design of the company's executive compensation policies and programs, administers the company's stock incentive plans (including reviewing and approving equity incentive awards for executive officers) and reviews and approves all compensation decisions relating to the named executive officers and other executive officers of the company.

        The Committee is comprised exclusively of members who meet the independence requirements of the NYSE. Each MDCC member is also a "non-employee director" for purposes of Rule 16b-3 of the Securities Exchange Act and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. As disclosed in our fiscal 2009 CD&A, the Board determined in fiscal 2010 that

30            2011 Annual General Meeting Proxy Statement

Mr. Poses ceased to be a "non-employee director" for purposes of Rule 16b-3 of the Securities Exchange Act and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code, and accepted Mr. Poses' resignation from the Committee effective December 3, 2009. David Steiner was appointed as a member and chair of the Committee on that date, and the Board and the new Committee reaffirmed relevant actions of the Committee that had been taken in the first quarter of fiscal 2010 prior to the Board's determination that, although he remained independent for NYSE purposes, Mr. Poses no longer met the additional criteria for service on the Committee.

Role of Management

        The MDCC has established a process with management to support the development and review of executive officer compensation, as described below.

  Chief Executive Officer Compensation

        The MDCC will make recommendations to the independent members of the Board regarding Chief Executive Officer compensation actions. The recommendations will be based on factors deemed appropriate by the Committee, including Chief Executive Officer performance and competitive market data provided by the Committee's compensation consultant. The MDCC will discuss and evaluate Chief Executive Officer compensation recommendations in an executive session attended only by the Committee members, its compensation consultant, and the Senior Vice President Global Human Resources, who attends primarily to provide contextual information. The Chief Executive Officer will not attend the executive session when Chief Executive Officer compensation actions are discussed. The MDCC does not anticipate that management will have any role in the development of Chief Executive Officer compensation except for providing to the MDCC or the Committee's compensation consultant relevant data relating to the Chief Executive Officer's performance and compensation history.

  Other Named Executive Officer Compensation

        The Chief Executive Officer will make recommendations to the MDCC relating to compensation actions for the other executive officers, including the other named executive officers. The recommendations will be made based on each executive officer's performance, as assessed by the Chief Executive Officer, competitive market data provided by the Committee's compensation consultant and other factors deemed relevant by the Chief Executive Officer, including but not limited to differences in the executive's responsibilities versus the role reflected in the competitive market analysis; internal pay equity and relative importance of the executive's role with the company; individual performance and contributions to strategic initiatives; level of experience; and compensation history. The Senior Vice President, Global Human Resources also will be present for the discussion of compensation actions for the other named executive officers.

        The named executive officers for fiscal 2010 in addition to the Chief Executive Officer are: Terrence Curtin, Executive Vice President and Chief Financial Officer; Joseph Donahue, President, Transportation Connectivity (formerly Automotive); Charles Dougherty, President, Communications & Industrial Solutions; and Robert Scott, Executive Vice President and General Counsel. Mr. Donahue was not a named executive officer for fiscal 2009 and Mr. Dougherty re-joined Tyco Electronics on January 5, 2010 and had not previously been a named executive officer.

Role of Compensation Consultant

        Under its charter, the MDCC has the sole authority to retain consultants, counsel, accountants and others to assist it in the performance of its duties, including the evaluation of executive compensation

2011 Annual General Meeting Proxy Statement            31

levels and programs. From 2007, the year in which Tyco Electronics became a public company, through January 1, 2010, the MDCC engaged Towers Perrin to serve as the Committee's compensation consultant. On January 2, 2010, Towers Perrin merged with Watson Wyatt to become Towers Watson ("TW"). From January 2, 2010 through June 30, 2010, TW served as the Committee's compensation consultant. Because the Watson Wyatt component of TW is actively engaged by the company as a consultant in areas outside of the compensation consulting services formerly provided on an independent basis by Towers Perrin, the MDCC deemed it prudent to retain a compensation consultant that did not provide other significant consulting services to the company. As a result, the MDCC retained Pay Governance LLC to be its compensation consultant effective July 1, 2010.

        The compensation consultant reports directly to the MDCC and provides assistance to the Committee in developing the company's executive compensation programs and executive pay levels and generally provides advice to the Committee on executive compensation issues and trends. The MDCC independently retains its compensation consultant and has the ability to terminate its services at the Committee's discretion.

        Prior to its merger with Watson Wyatt, Towers Perrin was not permitted to provide any services to the company except with prior approval of the MDCC chair. The specific Towers Perrin consultants to the Committee were precluded from any involvement in any work for management not expressly authorized by the MDCC. The same rules apply to Pay Governance LLC. In fiscal 2010 through January 1, 2010, Towers Perrin provided no services to the company outside of its services to the MDCC. In fiscal 2010, Watson Wyatt (and TW for periods after January 1, 2010) performed actuarial and other consulting services to the company, with an approximate value of $459,000. The value of the executive compensation consulting services provided to the Committee during fiscal 2010 by Towers Perrin (and TW for periods after January 1, 2010) was approximately $204,000. Pay Governance did not provide any services to the company in fiscal 2010 outside of its services to the MDCC.

        The Committee's compensation consultant (Towers Perrin/TW through June 30, 2010 and Pay Governance on and after July 1, 2010) generally supports all aspects of the Committee's duties as described in its charter, which in fiscal 2010 included the following:

  •
  Evaluated the competitive position of the company's executive officers' total compensation packages relative to the company's peer groups for purposes of assisting the MDCC in determining compensation actions for fiscal 2010 and beyond

  •
  Provided advice to the Committee in the establishment of annual and long-term incentive guidelines for executive officers

  •
  Provided ongoing advice on the design of Tyco Electronics' annual cash and long-term equity incentive programs

  •
  Assisted with the development of competitive global long-term incentive grant guidelines for the company's global participant population, including both executives and non-executives

  •
  Briefed the MDCC on executive compensation trends among the company's peer groups

  •
  Provided advice to the MDCC and Nominating, Governance and Compliance Committee on director compensation levels

  •
  Provided advice to the MDCC on the Chief Executive Officer's compensation

  •
  Provided support in establishing a compensation risk assessment and reviewed the results of the assessment

32            2011 Annual General Meeting Proxy Statement

Executive Compensation Benchmarks

        For purposes of benchmarking market practices on compensation levels for executive officers, the company has adopted a peer group framework that includes the use of a primary talent market peer group and a secondary reference group.

        The primary talent market peer group is comprised of companies across a range of industries in which Tyco Electronics competes for executive talent—as opposed to being limited to companies only in the electronics industry. Since Tyco Electronics typically competes for executive talent with companies in industries other than the electronics industry, the company and Committee believe that it is appropriate to establish a benchmark peer group that sufficiently covers companies in those industries. The industries included in the primary talent market peer group are aerospace and defense, electronics and scientific equipment and industrial manufacturing. The primary talent market peer group consists of approximately 75 companies, listed in Appendix A, with fiscal-annual revenues ranging from $412 million to $156.8 billion, with a median of $4.4 billion. Data obtained from this group is adjusted to reflect the relative size of Tyco Electronics within the group.

        The secondary reference group is comprised of companies within the electronics industry. We use the secondary reference group as a benchmark to identify any differences in compensation practices between our industry peers and the broader primary talent market peer companies. As shown below, there are currently 17 companies in the secondary industry reference group with fiscal-annual revenues ranging from $2.6 billion to $32.0 billion, with a median of $10.9 billion.

3M Company	General Dynamics Corporation
Agilent Technologies Inc.	Harris Corporation
Amphenol Corporation	Honeywell International Inc.
Cooper Industries, Ltd.	ITT Corporation
Corning Incorporated	Johnson Controls, Inc.
Danaher Corporation	Molex Incorporated
Eaton Corporation	Parker Hannifin Corporation
EMC Corporation	SPX Corporation
Emerson Electric Co.

        The benchmark data is compiled by the Committee's consultant and is used by the MDCC as a reference to ensure that our compensation levels and programs are competitive with the compensation paid by the companies that may compete with Tyco Electronics for executive talent. As explained below, the benchmark data is just one of the factors that are used in setting executive compensation levels.

Tax Deductibility of Executive Compensation

        In evaluating compensation programs covering our executive officers, the Committee considers the potential impact on the company of Internal Revenue Code Section 162(m). The Committee generally intends to maximize deductibility of compensation under Section 162(m) to the extent consistent with our overall compensation program objectives, while also maintaining maximum flexibility in the design of our compensation programs and in making appropriate payments to executive officers. However, the Committee reserves the right to use its independent judgment to approve nondeductible compensation, while taking into account the financial effects such action may have on the company. Section 162(m) limits the tax deduction available to public companies for annual compensation that is paid to certain of the company's executive officers in excess of $1 million, unless the compensation qualifies as performance-based or is otherwise exempt from Section 162(m). Annual incentive bonuses, stock options and other performance based awards made to executive officers under the company's 2007 Stock and Incentive Plan are intended to qualify as performance-based compensation under Section 162(m).

2011 Annual General Meeting Proxy Statement            33

Compensation Overview—Process

        The company's total compensation package for executive officers, including named executive officers, is currently comprised of the following elements:

  •
  Base salary

  •
  Annual cash incentives

  •
  Long-term equity incentives

  •
  Executive benefits and perquisites

  •
  Broad-based retirement and health and welfare benefits

        As discussed above, the MDCC is responsible for the review and establishment of each executive officer's compensation level, except for the Chief Executive Officer. (The MDCC makes recommendations to the Board of Directors and the independent members are responsible for decisions regarding the Chief Executive Officer's compensation.) In determining the appropriate total compensation level for each executive officer, the MDCC first considers the market reference point for the executive officer, based on the 50th percentile of our primary talent market peer group for the executive officer's particular role. (The market reference point is determined for total direct compensation and for each component of compensation—base salary, target bonus and target long-term incentive awards.) Using the reference point as the starting point in the analysis, the MDCC then considers other factors in evaluating the appropriateness of the executive's compensation level. Those factors include: differences in the executive's responsibilities versus the benchmark role; internal pay equity and relative importance of the executive's role with the company; individual performance and contributions to strategic initiatives; level of experience; and compensation history. As a result of the consideration of all relevant factors, actual pay positioning for each executive officer may be below or above the market reference point for total compensation and/or for one or more of the component elements of total compensation.

        In addition, in order to attract highly qualified external candidates to fill critical management roles, the MDCC may approve a total compensation package and/or individual compensation components that are above the market reference point for that candidate's position.

        In addition to base pay, annual cash incentives and long-term equity incentives, executive officers in the United States receive limited perquisites (as described below). Perquisites for executive officers outside the U.S. are based on local market practice. Broad-based employee benefit programs are also provided to executive officers on the same basis as all other employees.

        In order to assist it in setting executive compensation levels and determining the appropriateness of pay adjustments, the MDCC conducts a comprehensive assessment of total compensation at least annually, with the assistance of its compensation consultant. The assessment is completed for each executive officer and analyzes current base salary, target annual incentive opportunity, target long-term incentive opportunity, target total cash compensation (base salary and target incentive), and total direct compensation (base salary, target annual incentive opportunity and target long-term incentive opportunity) in light of current market practices, which includes comparative data from the company's

34            2011 Annual General Meeting Proxy Statement

primary talent market peer group. The compensation assessment for each executive officer is presented on a tally sheet which also includes the officer's compensation history, job responsibilities, tenure with the company and performance achievements. The tally sheets enable the MDCC to understand how changes in one element of an executive officer's compensation could impact the value of other elements of the executive officer's compensation and provide an overview of the relevant factors necessary to evaluate the appropriateness of an executive's officer's compensation level. Finally, as discussed above, the Chief Executive Officer provides the Committee with a more detailed performance assessment for each executive officer and makes his recommendations concerning compensation actions.

        With the information provided in the total compensation assessment as a reference, and with the input of its compensation consultant and the Chief Executive Officer (with respect to actions taken for the other executive officers), the Committee will make executive compensation determinations for our executive officers based on the analysis discussed above. The Committee and Board will follow a similar process in making determinations regarding the Chief Executive Officer's compensation.

        Differences in compensation levels between our executive officers are driven by a number of factors, including the applicable market reference points specific to each executive officer's role and consideration of the factors described above (such as differences in the executive's responsibilities versus the benchmark role, internal pay equity and relative importance of the executive's role with the company, individual performance and contributions to strategic initiatives, level of experience and compensation history). An executive officer's compensation can change materially from year to year based on company performance, business unit performance, individual performance, or a role change, including promotion.

        In September 2010, the Committee, with the assistance of its compensation consultant, conducted a compensation assessment to determine the competitive position of each executive officer's fiscal 2010 base salary, annual incentive target, long-term incentive value and total direct compensation relative to the company's primary and secondary talent market peer groups. (The assessment assumed each executive officer's current base salary, target annual incentive award level and long-term incentive equity award value based on the fiscal 2010 award value.) The competitive assessment indicated that the total direct compensation levels for our executive officers, including our named executive officers, fell both below and above the applicable market reference points. While the fiscal 2010 total direct compensation levels for Messrs. Lynch and Curtin were positioned close to the 50th percentile of their peer market reference points (both below, but within 10% of the reference points), Mr. Scott's total direct compensation level was positioned closer to the 75th percentile and Messrs. Donahue's and Dougherty's total direct compensation levels were positioned below the 50th percentile (greater than 10% below the reference points). The Committee is comfortable that Mr. Scott's total compensation level is appropriate and consistent with our executive compensation philosophy. Besides his role as General Counsel of the company, Mr. Scott has also served as the head of our strategy and business development organization, serves other roles in the company (including heading the company's Social Responsibility initiative), and is the company's most seasoned senior executive and an outstanding adviser to the entire leadership team. The total compensation levels for Messrs. Donahue and Dougherty are low relative to their market reference points, and the Committee has taken a number of actions for fiscal 2011 to better align their total compensation levels with their respective market reference points.

2011 Annual General Meeting Proxy Statement            35

        The results of the September 2010 competitive compensation assessment assisted the Committee in considering whether to make base salary pay adjustments, and in setting annual and long-term incentive targets for the executive officer group for fiscal 2011, as discussed below.

Elements of Compensation

  Base salary

        Base salary provides a fixed compensation for the performance of the executive's core duties and responsibilities. For fiscal 2010, base salary levels for the named executive officers remained the same as fiscal 2009, with the exception of Mr. Donahue. Mr. Donahue received a base salary increase of 20%, effective January 1, 2010, to move his base salary level closer to the 50th percentile of his primary talent market peer group.

        Based on the competitive market assessment conducted in September 2010 and increased responsibilities being assumed as a result of business restructurings or acquisitions, the MDCC approved base salary increases for a number of executive officers, including the named executive officers, effective January 1, 2011. In addition, merit increases were also approved, effective January 1, 2011, to recognize superior performance in fiscal 2010. The following total base salary increases were approved for the named executive officers: Mr. Lynch—a 5.3% increase (from $950,000 to $1,000,000)—Mr. Lynch's last base salary increase was January 1, 2007; Mr. Curtin—a 15% increase (from $505, 875 to $582,000)—Mr. Curtin's last base salary increase was April 1, 2008; Mr. Donahue—a 10% increase (from $500,055 to $550,000)—Mr. Donahue's last base salary increase was January 1, 2010; Mr. Dougherty—an 8% increase (from $450,000 to $486,000)—Mr. Dougherty's current base salary level was set when he re-joined the company on January 5, 2010; and Mr. Scott—a 5% increase (from $525,000 to $551,000)—Mr. Scott's last base salary increase was April 1, 2008.

  Annual Incentive Awards

        Annual incentive awards provide executive officers with a bonus opportunity if certain financial performance goals are achieved. The annual incentive program is intended to reward executive officers upon the achievement of fiscal year financial performance goals (at the corporate, segment and/or business unit level), with some limited discretion available for individual performance. The MDCC intends the company's annual incentive award program to provide market competitive awards relative to our talent market peer companies for performance achieved at the predetermined target levels. Award opportunities above the target award levels will be available to the extent that performance exceeds the predetermined target levels. Payments at levels below the target award levels will be awarded to the extent that performance is below the pre-determined target levels. No annual incentive payments will be made if threshold performance levels are not achieved, absent the occurrence of extenuating circumstances that, in the discretion of the Committee, merit an exception to the threshold performance requirement.

        The annual incentive awards will typically be structured as cash payments and were for fiscal 2010. Within 90 days of the start of each fiscal year, the Committee will establish the applicable performance criteria, which will include minimum performance thresholds required to earn an award, target performance goals required to earn a payment of 100%, and a maximum performance level required to earn the maximum bonus permitted. If the company attains the established financial goals, executive

36            2011 Annual General Meeting Proxy Statement

officers will receive an award based on a target bonus percentage which will be set at the beginning of each fiscal year and expressed as a percentage of the executive's base salary. Incentive target bonus percentages for executive officers generally range from 50% to 75% of base salary (and 125% for Mr. Lynch). The target bonus percentages for our named executive officers for fiscal 2010 were as follows: Mr. Lynch—125%; Mr. Curtin—75%; Mr. Donahue—75%; Mr. Dougherty—75%; and Mr. Scott—75%.

        For fiscal 2010, the company established the following five financial and strategic measures for the annual incentive award program:

  Corporate Level:

Measure	Weighting
Corporate Earnings per Share ("EPS")	20%
Operating Income	20%
Free Cash Flow	20%
Operating Income Margin ("OI Margin")	20%
Strategic milestone*	20%

  Business Unit Level

Measure	Weighting
Corporate EPS	20%
Business Unit Operating Income	20%
Business Unit Free Cash Flow	20%
Business Unit OI Margin	20%
Strategic milestone*	20%

*
The strategic milestone is a group of measures established for each business unit and the corporate function that emphasizes the company's progress in its five-year strategic plan. The measures applicable to both Automotive and Communications & Industrial Solutions included operational efficiency, emerging markets, adjacent markets, innovation, smart connectivity and talent goals individually set for each business unit. The corporate level bonus score for the strategic milestone measure was measured as the revenue-weighted average of the strategic milestone scores for each business unit.

        For purposes of the annual incentive award program, all of the financial measures are adjusted financial measures that exclude the effects of events deemed not reflective of the actual performance of the eligible participants. For fiscal 2010, the adjustments were as follows: (i) exclusion of gains and losses from divestitures, (ii) exclusion of pre-separation tax matters and charges and income related to

2011 Annual General Meeting Proxy Statement            37

pre-separation shareholder litigation, and (iii) inclusion of one-time items such as litigation and asset sales.

        The performance range for payouts under the fiscal 2010 annual incentive award program was set at 80%-100%-120% for the EPS, Operating Income, Strategic Milestone and Free Cash Flow measures. (For the OI Margin measures, the performance range was set at 90%-100%-110%.) At 80% performance against the established performance measures (90% for OI Margin), the earned payout would be 50% of target, and at 120% performance against the established performance measures (110% for OI Margin), the earned payout would be 200% of target. For performance between 80% and 120% (or 90% and 110% for OI Margin), the earned payout would be calculated ratably between 50% and 200%, with a 100% target payout being earned at 100% performance. The performance levels for each performance metric were uncapped under the fiscal 2010 annual incentive program, although the maximum payout available under the program was capped at 200% of target.

        No individual performance metrics were assigned to any executive officer under the fiscal 2010 annual incentive award program. However, the Committee reserved the discretion to adjust individual or business unit award amounts upward or downward by up to 25% based on its subjective evaluation of the individual or business unit performance during the fiscal year. However, any discretionary adjustments would be required to net out to zero. (In other words, any such adjustment cannot increase the total earned annual incentive award pool available for payout.) In addition, the Committee reserved an additional discretionary award pool of $7 million (10% of the total target annual incentive award pool amount, i.e., the total amount that would be paid if all participants received a payout at 100% of target) which, with the Committee's approval, could be used in whole or part to reward exceptional performance (at either the business unit or individual level) regardless of the performance results against the established financial measures.

        Fiscal 2010 performance targets, actual attainment and corresponding annual incentive award results at the corporate level and for the Automotive and Communications & Industrial Solutions business units (for Mr. Donahue and Mr. Dougherty, respectively) were as follows:

Corporate Level: Messrs. Lynch, Curtin and Scott

Performance Measure	Target	Results	Performance % to Target	Bonus Score
EPS (20%)	$1.24	$2.51	202.4%	608.0%
Operating Income (20%)	$890M	$1,649M	185%	458.0%
Free Cash Flow (20%)	$507M	$1,417M	279.5%	1001.0%
OI Margin (20%)	8.2%	13.7%	167.1%	650.0%
Strategic milestone (20%)				114.1%
Corporate Level Earned Award:				200.0%

38            2011 Annual General Meeting Proxy Statement

Automotive: Mr. Donahue

Performance Measure	Target	Results	Performance % to Target	Bonus Score
EPS (20%)	$1.24	$2.51	202.4%	608.0%
Business Unit Operating Income (20%)*			264.9%	569.2%
Business Unit Free Cash Flow (20%)*			285.4%	1026.9%
Business Unit OI Margin (20%)*			207.6%	543.8%
Strategic milestone (20%)				140.0%
Automotive Earned Award:				200.0%

*
The target performance levels and results are confidential financial information. The company has determined that disclosure of the targets and results for a business unit like Automotive that operates in a singular defined market would result in competitive harm to the company.

Communications & Industrial Solutions: Mr. Dougherty

Performance Measure	Target	Results	Performance % to Target	Bonus Score
EPS (20%)	$1.24	$2.51	202.4%	608.0%
Business Unit Operating Income (20%)	$377M	$726M	192.6%	563.3%
Business Unit Free Cash Flow (20%)	$176M	$353M	200.6%	605.7%
Business Unit OI Margin (20%)	11.4%	18.5%	162.3%	745.5%
Strategic milestone (20%)				100.0%
CIS Earned Award:				200.0%

        No adjustments were made to the Corporate Level, Automotive or Communications & Industrial Solutions bonus scores in determining the final annual incentive program payouts for the named executive officers and the Committee did not use any of the discretionary pool reserved under the program. Consequently, annual incentive payments for fiscal 2010 for the named executive officers were paid at 200% of target.

        There are no changes in the annual incentive plan target percentages for the named executive officers for fiscal 2011.

  Long-Term Incentive Awards

        The MDCC intends to use long-term incentive awards in the form of stock options, restricted stock units and other forms of equity and/or cash to deliver competitive compensation that recognizes employees for their contributions to the company and aligns executive officers with shareholders in focusing on long-term growth and stock performance. As part of the company's compensation philosophy, the MDCC concluded that annual grants of long-term incentive awards to executive officers typically should be competitive relative to our primary talent market peer group, but should have the ability to deliver compensation at the high end of the market for superior performance and at the low end of the market for weak performance. The company does not have a specific policy for the allocation of long-term equity incentive awards among the different forms of equity, but determines on

2011 Annual General Meeting Proxy Statement            39

a year-to-year basis what forms of equity are appropriate in light of the then-current circumstances. However, consistent with its policy that a majority of an executive officer's compensation be performance-based, long-term equity incentive awards for executive officers will be weighted heavily in the form of stock options or some other form of performance-based award.

        In order to facilitate the long-term equity incentive grant process, the Committee established executive officer equity grant guidelines in 2008 that provide an equity value range applicable to each executive officer. Under the guidelines, certain executive officers (excluding Mr. Lynch) are grouped together in separate grant bands (based on the similarity in their roles and an evaluation of the importance of the executive officer's role to the organization) in order to promote internal pay equity. For example, Messrs. Curtin and Scott are grouped together in the same long-term incentive range reflecting their roles as Executive Vice Presidents of the company. Messrs. Donahue and Dougherty are likewise grouped together with other executives leading large business units. The Committee then assigned an equity value range for each band within the executive officer group based on competitive market data applicable for the roles represented within the band. Grant values actually awarded are intended to be within the ranges assigned, although the Committee may grant award values outside an assigned range to recognize exceptional or below average performance. For our named executive officers, the equity value ranges are as follows:

  •
  Executive Vice President Band (Curtin/Scott)—$1.5M—$2.0M

  •
  Large Business Unit Leader Band (Donahue/Dougherty)—$900K—$1.3M

        To determine the value of each executive officer's long-term equity incentive award in any year, the Committee refers to the equity grant guidelines and also considers the same factors generally considered for other components of total compensation—internal pay equity; individual performance and contributions to strategic initiatives; level of experience; and compensation history. As with the other components of total compensation, Mr. Lynch makes a long-term equity incentive award recommendation for each executive officer.

        In determining its annual long-term equity incentive award recommendation for Mr. Lynch, the Committee reviews the applicable market reference data and competitive compensation analysis performed by its compensation consultant (and any additional input from the consultant), and also conducts an assessment of Mr. Lynch's performance. The Committee's recommendation is then presented to the independent members of the full Board for its consideration.

  Fiscal 2010 LTI Awards

        In the first quarter of fiscal 2010, annual long-term equity incentive awards for fiscal 2010 were granted to executive officers and other employees. (The values of the fiscal 2010 equity awards for the named executive officers are reflected in the Summary Compensation and Grants of Plan-Based Awards Tables. Mr. Dougherty did not receive a fiscal 2010 annual long-term equity incentive award since he did not rejoin the company until January 5, 2010. The equity award values reflected in the Summary Compensation and Grants of Plan-Based Award Tables for Mr. Dougherty reflect the value of the new hire/sign-on awards granted to him on January 13, 2010.) To support our philosophy that long-term incentive awards be performance-based and be designed to reward the creation of

40            2011 Annual General Meeting Proxy Statement

shareholder value, the fiscal 2010 long-term equity incentive awards for executive officers continued to be made in the form of stock options (70%) and restricted stock unit awards (30%).

        All grants made in fiscal 2010 to the named executive officers were made at the same levels as fiscal 2009, except for Messrs. Curtin and Donahue, and all grants were made within the established ranges, except for Mr. Donahue's grant. The value of Mr. Curtin's equity award was increased $200,000 to recognize his outstanding leadership of the financial affairs of the company during a very challenging fiscal 2009, including actions that led to significant annualized savings in our cost structure and tax structure, leadership of the company's change in domicile to Switzerland and the continued strengthening of the company's financial leadership team. The value of Mr. Donahue's fiscal 2010 award was also increased by $100,000 in recognition of his outstanding leadership of the Automotive business unit in fiscal 2009, including actions that enabled the business to quickly return to profitability, strengthening of the Automotive leadership team, strengthening of the alternative energy vehicle product line, leading the restructuring of the Automotive business on an accelerated schedule and successfully implementing the company's TEOA (Tyco Electronics Operating Advantage) program at 13 Automotive plants. Although the award value for Mr. Donahue was outside of the applicable grant range established for Mr. Donahue, the Committee believed that the award was appropriate in light of his significant accomplishments in fiscal 2009.

        The value of Mr. Lynch's fiscal 2010 long-term equity incentive grant was based on a review of the applicable market reference data and the assessment of Mr. Lynch's performance during fiscal 2009, and was the same grant value awarded in fiscal 2009.

  Fiscal 2011 LTI Awards

        In the first quarter of fiscal 2011, annual long-term equity incentive awards were granted to executive officers and employees for fiscal 2011. (These equity awards are not reflected in the Summary Compensation Table because they were granted in fiscal 2011.) As in fiscal 2010, the fiscal 2011 equity incentive awards for executive officers continued to be made in the form of stock options (70%) and restricted stock units (30%). The equity grant ranges established under the equity grant guidelines remain unchanged for fiscal 2011, and the executive bands were also maintained for purposes of determining the value of the fiscal 2011 long-term equity incentive awards for the named executive officers. The equity award values approved by the Committee for the named executive officers for fiscal 2011 are as follows:

Mr. Lynch	$6,700,000
Mr. Curtin	$2,000,000
Mr. Donahue	$1,600,000
Mr. Dougherty	$1,400,000
Mr. Scott	$1,600,000

        The award values for Messrs. Lynch and Scott are at the same level as fiscal 2010. The annual equity award value for Mr. Curtin is $200,000 greater than the value of his fiscal 2010 award in recognition of his continued superior leadership of the company's financial affairs in fiscal 2010, as

2011 Annual General Meeting Proxy Statement            41

discussed above in the Base Salary section of this CD&A. Mr. Donahue's equity award value was increased by $200,000 over his fiscal 2010 equity award level in recognition of his continued superior leadership of the Automotive group, and also to recognize his increased responsibilities as head of the new Transportation Connectivity business unit, as discussed above in the Base Salary section of this CD&A. The fiscal 2011 equity grant awarded to Mr. Dougherty is his first annual equity grant since returning to the company. The values for both Messrs. Donahue and Dougherty are consistent with the values for each of their positions based on the peer market data, but are outside of their established equity grant ranges because of the larger roles that each has recently assumed relative to the roles assumed in the previously-established grant ranges.

        In establishing the fiscal 2011 long-term equity incentive award value for Mr. Lynch, the Committee considered Mr. Lynch's leadership of the company through an extremely successful year and the competitive total direct compensation and long-term incentive data from the company's two peer groups.

  Pay Mix

        The company does not maintain a defined policy with respect to the allocation between fixed versus performance-based compensation or annual versus long-term compensation. Our mix for each named executive officer is largely driven by our stated philosophy to have compensation delivered primarily through performance-based components that align the named executive officer's interests with those of our shareholders and to deliver a competitive pay mix relative to our peer benchmark companies. Management and the MDCC periodically review our pay mix in relation to market practices and in relation to our desired objective of providing the majority of our named executive officers' compensation through performance-based components. The following table shows our mix of fixed compensation versus performance-based compensation and annual versus long-term compensation, based on the data shown in the Summary Compensation Table. As indicated by the table below, our actual mix is consistent with our objective to deliver the majority of executive compensation through short-term and long-term performance-based incentives.

	Base Salary	Long-Term Incentives	Non-Equity Incentive	Other Compensation
Lynch	9%	67%	21%	3%
Curtin	15%	58%	23%	4%
Donahue*	16%	51%	25%	8%
Dougherty	9%	74%	15%	2%
Scott	16%	55%	25%	4%

*
The amounts included in the "Other Compensation" column for Mr. Donahue include his cash perquisite allowance, rental housing payments and company car related expenses, but exclude the value of the other benefits paid on Mr. Donahue's behalf as a result of his assignment in Germany, as described in footnote (a) of the "All Other Compensation" table in the Summary Compensation Table section of this proxy statement.

42            2011 Annual General Meeting Proxy Statement

Risk Profile of Compensation Programs

        The Committee has structured the company's executive compensation programs to provide the appropriate level of incentives that do not encourage our executive officers to take excessive risks in managing their businesses and which emphasizes the requirement that these officers' behavior exemplify the company's core values. As discussed above, a majority of our executive officers' compensation is performance-based, consistent with our executive compensation policy. Our annual incentive award program is designed to reward annual financial and/or strategic performance in areas considered critical to the short and long-term success of the company, and features a cap (200% of target in fiscal 2010) on the maximum amount that can be earned in any year. In order to provide an adequate balance and avoid excessive risk, the annual incentive program typically incorporates four or five performance metrics that are evaluated in calculating program payouts. Our long-term equity incentive awards are directly aligned with long-term stockholder interests through their link to our stock price and multi-year vesting schedules, and our executive stock ownership guidelines further support a long-term focus by requiring our executives to personally own significant levels of the company's stock. In combination, the Committee believes that the various elements of our executive compensation program tie our executives' compensation opportunities to the company's sustained long-term performance.

        The company performed a risk assessment of its compensation programs and practices in fiscal 2010 and determined that none of the programs or practices is reasonably likely to have a material adverse effect on the company. To conduct the assessment, the company first conducted an inventory of its executive and non-executive incentive compensation programs globally, including all significant sales incentive programs. Each program was then evaluated to determine whether the primary components of the program properly balanced compensation opportunities and risk. The company performed the evaluation with the assistance of a compensation risk analysis checklist prepared by the Committee's compensation consultant. Each program was evaluated through that checklist, the results were recorded and risk levels were identified. After the initial evaluation, the assessment team conducted interviews with the corporate manager responsible for each program to discuss (a) the program design and alignment with business unit or overall corporate strategy, (b) the controls in place to mitigate the potential for risk, and (c) the process for review and approval of final plan payouts. The results of the assessment were then reviewed by the Committee's compensation consultant and presented to the Committee for approval. After consideration of the results of the assessment and preliminary conclusions, the Committee agreed with the company's conclusion that none of its compensation programs and practices in fiscal 2010 was reasonably likely to have a material adverse effect on the company.

  Retirement and Deferred Compensation Benefits

        The company maintains various retirement plans to assist our executive officers with retirement income planning and increase the attractiveness of employment with the company.

        The company provides a defined contribution plan, the Tyco Electronics Retirement Savings and Investment Plan ("RSIP"), that is available to all eligible United States employees, and a nonqualified supplemental retirement plan, the Tyco Electronics Supplemental Savings and Retirement Plan ("SSRP"), in which executive officers may participate.

2011 Annual General Meeting Proxy Statement            43

        Under the RSIP, the company match level is based on years of service, as follows:

Years of Service	Employee Contribution*	Company Contribution*
0–9	1%	5%
10–19	2%	6%
20–24	3%	7%
25–29	4%	8%
30 or more	5%	9%

*
Represents the percentage of the employee's compensation, which for purposes of the RSIP, generally includes base salary and annual incentive awards paid to the employee.

        Company contributions for the named executive officers are shown in the "All Other Compensation" column of the Summary Compensation Table that follows this CD&A. Executive officers are fully vested in company matching contributions upon completion of three years of vesting service under the RSIP and SSRP.

        Under the SSRP, executive officers may defer up to 50% of their base salary and 100% of their annual incentive awards. The company provides matching contributions to the SSRP based on the executive officer's deferred base salary and annual incentive awards at the same rate such officer is eligible to receive matching contributions under the RSIP and on any cash compensation (i.e., base salary and annual incentive awards) the executive officer earns that year in excess of Internal Revenue Service limits.

        All of the company's U.S. retirement, deferred compensation, incentive and other executive and broad-based plans are intended to comply with Section 409A of the Internal Revenue Code.

        Mr. Donahue has accrued a benefit under two frozen tax-qualified defined benefit plans, as described in the Pension Benefits for Fiscal 2010 Table that follows this CD&A.

  Welfare Benefits

        We provide welfare benefits to executive officers on the same basis as all other employees. These arrangements include medical, dental, life insurance and disability coverage and are offered to all our eligible U.S.-based employees. The various benefit plans are part of our overall total compensation offering and are intended to be competitive with peer companies.

        Outside of the United States, the company provides welfare benefits based on local country practices.

  Perquisites

        The company's perquisite program provides for the payment to U.S. executive officers of a cash allowance equal to an additional ten percent (10%) of base salary, in lieu of perquisites typically provided by other companies. The executive is permitted to apply the allowance as he or she deems appropriate. Other than the allowance, there are no perquisites provided to U.S. executive officers.

44            2011 Annual General Meeting Proxy Statement

        Outside of the United States, perquisite benefits are paid to executive officers based on local country practice. (See the Summary Compensation Table that follows this CD&A for more information on the perquisite benefits paid to our non-U.S. named executive officers.)

  Expatriate Assignment Benefits

        As described in the Summary Compensation Table that follows this CD&A, Mr. Donahue received certain benefits as a result of his relocation to and assignment in Germany. The benefits paid to Mr. Donahue are paid under the terms of an expatriate assignment policy made available to all employees who are asked to relocate from their home country in connection with their work assignments. Under the policy, eligible employees are reimbursed (or provided cash allowances) for items such as rent, goods and services, dependent tuition, home leave costs, language training, housing management fees, tax preparation services, utility allowance, storage costs and miscellaneous living expenses. In addition, eligible employees are placed in a tax-equalization program that makes them whole (including tax gross-up payments, where necessary) for any additional taxes imposed in excess of the taxes that they would have incurred in their home country.

  Change in Control and Termination Payments

        The company maintains the Tyco Electronics Severance Plan for U.S. Officers and Executives ("Severance Plan") and the Tyco Electronics Change in Control Severance Plan for Certain U.S. Officers and Executives ("CIC Plan"). The company believes that the maintenance of severance and change in control benefits is appropriate in order to attract and retain executive talent (given the fact that such benefits are standard benefits provided by peer companies), to avoid costly and potentially protracted separation negotiations, to ensure continuity of management in the event of an actual or threatened change in control and to protect our executive officers' investment in the company. The Committee performed a competitive analysis of both plans when they were adopted in fiscal 2007 and determined that the benefits provided under both plans were standard in the marketplace.

        Under the company's Severance Plan, benefits are payable to an executive officer only upon an involuntary termination of employment for any reason other than cause, permanent disability or death, and are conditioned upon the executive officer executing a release (including confidentiality, one year non-competition, two year non-solicitation and non-disparagement covenants) in favor of the company. Under the Severance Plan, an eligible executive will be paid cash severance upon termination of employment equal to: two times base salary plus two times target bonus for the Chief Executive Officer, one and one-half times base salary plus one and one-half times target bonus for Section 16 officers who are direct reports to the Chief Executive Officer, and one times base salary plus one times target bonus for other executive officers. Cash severance payments are made in monthly installments. In addition, the terminated executive will be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits for the length of the severance period. The Severance Plan does not provide any special treatment for outstanding equity awards. The severance benefits provided under the Severance Plan, including the cash severance multiples, were set by the Committee at levels deemed consistent with market practice. "Cause" is defined as substantial failure or refusal to perform duties and responsibilities of the executive's job, violation of fiduciary duty, conviction of a felony or misdemeanor, dishonesty, theft, violation of our

2011 Annual General Meeting Proxy Statement            45

rules or policies, or other egregious conduct that has or could have a serious and detrimental impact on Tyco Electronics and its employees.

        Severance benefits for non-U.S. executives will generally be based on local statutory requirements.

        The company's CIC Plan incorporates a "double trigger" concept before benefits become payable. In other words, benefits are payable to an executive officer under the CIC Plan only upon an involuntary termination of employment by the company or "good reason resignation" that occurs during a period shortly before and continuing after a change in control (a "qualifying termination") and are conditioned upon the executive officer executing a release (including confidentiality, non-competition, non-solicitation and non-disparagement covenants) in favor of the company. For purposes of the CIC Plan, "good reason resignation" generally means assignment of duties materially inconsistent with the executive's position, a material adverse change in the executive's position, company actions that would cause the executive to violate his or her ethical or professional obligations, relocation to a place of employment greater than 60 miles from the executive's current place of employment, a reduction in the executive's base salary or annual bonus, a reduction in the aggregate of the executive's benefits or failure by the company to have its obligations under the CIC Plan assumed by a successor.

        No benefits are payable under the CIC Plan if the executive officer is terminated for "cause." "Cause" is defined as a violation of fiduciary duty, conviction of a felony or misdemeanor, dishonesty, theft or other egregious conduct likely to have a materially detrimental impact on Tyco Electronics and its employees.

        Under the CIC Plan, an eligible executive will be paid cash severance in the event of a qualifying termination equal to: three times base salary plus three times target bonus for the Chief Executive Officer, two times base salary plus two times target bonus for Section 16 officers who are direct reports to the Chief Executive Officer, and one and one-half times base salary plus one and one-half times target bonus for other Section 16 officers and Band 1 employees. Cash severance payments will be made in the form of a lump sum payment. In addition, the terminated executive will be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits for the length of the severance period (i.e., 36, 24 or 18 months). Outstanding equity awards will become fully vested in the event of a qualifying termination. Cash severance and other benefits payable as a result of a qualifying termination will be limited to the greater after-tax amount resulting from (i) payment of the full benefits provided under the CIC Plan and imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the benefits capped at the Section 280G limit with no excise tax imposed. Benefits payable under the CIC Plan will not be grossed up for the imposition of Section 280G or any other taxes. The severance benefits provided under the CIC Plan, including the cash severance multiples, were set by the Committee at levels deemed consistent with market practice.

  Executive Stock Ownership Requirements

        The company maintains a Share Ownership and Retention Requirement Plan applicable to the company's executive officers, including the named executive officers. Under the plan, the Chief Executive Officer is required to own Tyco Electronics common shares in an amount equal to five times base salary, while the direct reports to the Chief Executive Officer are required to own shares in an

46            2011 Annual General Meeting Proxy Statement

amount equal to two times base salary. All covered executive officers are required to meet the share ownership requirements within five years of the effective date of the plan (July 9, 2007), or within five years of the officer's date of employment, if later. The following shares count towards the ownership requirements: wholly owned shares, shares in stock units or deferred compensation plans, shares in 401(k) plans and employee stock ownership plans, unvested restricted stock and shares held by immediate family members that are considered beneficially owned by the executive officer. As of fiscal 2010 year-end, four of the five named executive officers met their stock ownership requirements.

2011 Annual General Meeting Proxy Statement            47

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

        The Management Development and Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the company's Annual Report on Form 10-K for the fiscal year ended September 24, 2010 and the company's proxy statement for the 2011 Annual General Meeting of Shareholders. This report is provided by the following independent directors, who comprise the Committee:

The Management Development and Compensation Committee:

David P. Steiner, Chair
Robert M. Hernandez
Daniel J. Phelan

December 1, 2010

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Management Development and Compensation Committee. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors.

48            2011 Annual General Meeting Proxy Statement

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table summarizes the compensation of the named executive officers for the fiscal year ended September 24, 2010 ("fiscal 2010") and, where applicable, the fiscal years ended September 25, 2009 and September 26, 2008. The named executive officers are the company's principal executive officer, principal financial officer and the three other most highly compensated executives.

Name and Principal Position	Year (b)	Salary(1) ($) (c)	Bonus ($) (d)	Stock Awards(2) ($) (e)	Option Awards(3) ($) (f)	Non-Equity Incentive Plan Compen- sation(4) ($) (g)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings(5) ($) (h)	All Other Compen- sation(6) ($) (i)	Total ($) (j)
Thomas J. Lynch	2010	$950,000	—	$2,189,892	$5,066,494	$2,375,000	—	$314,298	$10,895,684
Chief Executive Officer	2009	$950,000	—	$1,381,744	$2,927,936	$281,485	—	$333,309	$5,874,474
(PEO)	2008	$950,000	—	—	—	$1,425,000	—	$256,142	$2,631,142
Terrence R. Curtin	2010	$505,875	—	$588,186	$1,361,219	$758,812	—	$126,113	$3,340,205
EVP & Chief Financial	2009	$505,875	—	$319,733	$671,766	$112,418	—	$155,350	$1,765,142
Officer (PFO)	2008	$490,319	—	—	—	$569,109	—	$116,473	$1,175,901
Joseph B. Donahue	2010	$480,136	—	$457,560	$1,058,650	$750,082	$84,660	$915,586	$3,746,674
President, Transportation
Connectivity
Charles P. Dougherty(7)	2010	$328,846	—	$740,590	$1,775,592	$499,298	—	$59,122	$3,403,448
President, Communications &
Industrial Solutions
Robert A. Scott	2010	$525,000	—	$522,996	$1,209,935	$787,500	—	$131,005	$3,176,436
EVP & General Counsel	2009	$525,000	—	$319,733	$671,766	$116,668	—	$139,362	$1,772,529
	2008	$512,404	—	—	—	$590,625	—	$160,216	$1,263,245

(1)
Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of salary into the SSRP.

(2)
This amount represents the grant date fair value of restricted stock units ("RSUs") calculated using the provisions of Accounting Standards Codification ("ASC") 718, Compensation—Stock Compensation.

(3)
This amount represents the grant date fair value of stock options calculated using the provisions of ASC 718. See Note 23 (Share Plans) to the notes to consolidated financial statements ("Note 23") set forth in Tyco Electronics' Annual Report on Form 10-K for the fiscal year ended September 24, 2010 (the "10-K") for the assumptions made in determining ASC 718 grant date fair values.

(4)
Represents amounts earned under the Tyco Electronics Annual Incentive Plan ("AIP"). Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of awards into the SSRP.

(5)
Represents the aggregate change in actuarial present value of the accumulated benefits for Mr. Donahue under his frozen pension plans as described in "CD&A—Elements of Compensation—Retirement and Deferred Compensation Benefits." Messrs. Lynch, Curtin, Dougherty and Scott do not participate in a pension plan. There are no nonqualified deferred compensation earnings because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(6)
See the All Other Compensation table below for a breakdown of amounts shown in column (i) which include perquisites and company match on employee contributions to the employee stock purchase plan, the company's 401(k) plan and nonqualified defined contribution plan, dividend equivalent units and other amounts. The amounts reflected in the table for perquisites are the company's incremental cost. The company also provides group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees; the values of the benefits are not shown in the table.

(7)
Mr. Dougherty re-joined the company in his present position on January 5, 2010.

2011 Annual General Meeting Proxy Statement            49

 All Other Compensation

Name	Year	Perquisites(a) ($)	Insurance Premiums(b) ($)	Dollar Value of Dividends not factored into Grant Date Fair Value(c) ($)	ESPP Company Match(d) ($)	Company Contributions to DC Plans(e) ($)	All Other Compensation ($)
Thomas J. Lynch	2010	$95,000	—	$153,974	$3,750	$61,574	$314,298
Terrence R. Curtin	2010	$50,588	—	$36,860	—	$38,665	$126,113
Joseph B. Donahue	2010	$815,554	$431	$27,543	—	$72,058	$915,586
Charles P. Dougherty	2010	$33,750	—	$13,987	—	$11,385	$59,122
Robert A. Scott	2010	$52,500	—	$34,828	—	$43,677	$131,005

(a)
Amounts reflect a cash perquisite allowance under the executive flexible perquisites allowance program which provides executives a cash allowance of 10% of base salary. Also includes benefits payable under our expatriate policy for Mr. Donahue, who is an expatriate residing in Germany. We maintain an expatriate policy under which employees who are asked to relocate from their home country in connection with their work assignments are reimbursed for certain costs and expenses associated with relocating to, and living in, another country.

Amounts greater than $25,000 for Mr. Donahue are:

Benefit Type	Amount
Rent	$64,749
Goods and services allowance	$50,450
Dependant tuition	$32,448
Company car related	$39,730

  Amounts less than $25,000 are comprised of home leave costs, language training, housing management fees, tax preparation services, utility allowance, storage costs and miscellaneous living expenses which totaled $50,855. Tax allowances are provided to individuals on expatriate assignments to make their assignments effectively tax and cost neutral to them. Under these arrangements, the company paid on behalf of Mr. Donahue foreign taxes in the amount of $426,454 (net of amounts withheld from his base pay under the tax equalization program) for services performed in Germany in fiscal 2010. The company also provided Mr. Donahue with tax gross-up payments of $102,740 for calendar 2009; gross-up amounts for calendar 2010 are not determined until the end of calendar year 2010. Due to the timing of payments in fiscal 2010, the following range of exchange rates, primarily as determined by Tyco Electronics finance, were used to convert amounts reported or paid in euros to U.S. dollars: $1.31872—$1.380834:EUR 1.

(b)
Represents the additional income reported for participation in a company paid split dollar life insurance program.

(c)
Represents the value of dividend equivalent units credited in the fiscal year to each individual's unvested RSUs using the closing price on the date of the crediting.

(d)
Represents the company matching contribution made under the Tyco Electronics employee stock purchase plan.

(e)
Reflects contributions made on behalf of the named executive officers under Tyco Electronics' qualified defined contribution plan and accruals on behalf of the named executive officers under the SSRP (a nonqualified defined contribution excess plan), as follows:

Name	Year	Company Matching Contribution (Qualified Plan)	Company Contribution (Non-Qualified Plan)(*)
Mr. Lynch	2010	$12,250	$49,324
Mr. Curtin	2010	$7,750	$30,915
Mr. Donahue	2010	$23,104	$48,954
Mr. Dougherty	2010	$11,385	—
Mr. Scott	2010	$12,250	$31,427

(*)
Included in Mr. Donahue's amount is an additional matching contribution of $5,930 as a result of a frozen defined benefit plan.

50            2011 Annual General Meeting Proxy Statement

Grants of Plan-Based Awards in Fiscal 2010

        The following table discloses the potential payouts for fiscal 2010 under the company's Annual Incentive Plan and actual numbers of stock options and restricted stock unit awards granted during fiscal 2010 and the grant date fair value of these awards.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options(3)	Exercise or Base Price of Option Awards(4)	Grant Date Fair Value of Stock and Option Awards(5)
Name	(b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	(#) (i)	(#) (j)	($/Sh) (k)	($) (l)
Thomas J. Lynch	12/3/2009	$593,750	$1,187,500	$2,375,001	89,020	741,800	24.60	$7,256,386
Terrence R. Curtin	12/3/2009	$189,703	$379,406	$758,812	23,910	199,300	24.60	$1,949,405
Joseph B. Donahue	12/3/2009	$187,521	$375,041	$750,082	18,600	155,000	24.60	$1,516,210
Charles P. Dougherty(6)	1/13/2010	$124,825	$249,649	$499,298	29,020	243,900	25.52	$2,516,182
Robert A. Scott	12/3/2009	$196,875	$393,750	$787,500	21,260	177,150	24.60	$1,732,931

(1)
The "Threshold" column represents the minimum amount payable (50% of target payout) when threshold performance is met. The "Target" column represents the amount payable (100% of target payout) if the specified performance targets are reached. The "Maximum" column represents the maximum amount payable (200% of target payout). See "CD&A—Elements of Compensation—Annual Incentive Awards."

(2)
This column shows the number of RSUs granted in fiscal 2010 to the named executive officers. The grants vest equally over four years starting on the first anniversary date.

(3)
This column shows the number of stock options granted in fiscal 2010 to the named executive officers. Stock options issued have a ten-year term and vest ratably over a four-year period, with 25% becoming vested and exercisable on each anniversary of the grant date.

(4)
This column shows the exercise price for the stock options granted, which was (i) the greater of the closing price of Tyco Electronics common shares on November 17, 2009 and December 3, 2009 for the options granted on December 3, 2009, and (ii) the closing price of Tyco Electronics common shares on January 13, 2010 for the options granted on such date. The options granted on December 3, 2009 were originally granted on November 17, 2009, with an exercise price of $24.60. The November 17, 2009 grants were cancelled and regranted on December 3, 2009 due to an inadvertent error in the original grant process. As the closing price of Tyco Electronics common shares was lower on December 3, 2009, the November 17, 2009 price was used as the exercise price for the stock options.

(5)
This column shows the full grant date fair value of RSUs and stock options under ASC 718 granted to the named executive officers in fiscal 2010. For additional information on the valuation assumptions, see Note 23 in the 10-K. In determining the number of stock options and RSUs that are awarded to eligible equity award participants, including each named executive officer, the company follows an established policy under which it uses the average daily closing price in the month preceding grant as the applicable value. For purposes of the fiscal 2010 equity awards reflected in the table above, the applicable stock value used to determine the number of stock option shares and RSUs awarded to each named executive officer was $22.58 per share for the December grant (which was the average daily closing price for October, the month before the original grant date of November 17, 2009) and $23.78 for the January grant (Mr. Dougherty's grant). The value of the award shown in this column, however, is based on the grant date closing price, $24.60 per share for the December grant and $25.52 per share for the January grant, as applicable.

(6)
Mr. Dougherty's AIP payout was prorated based on his start date.

2011 Annual General Meeting Proxy Statement            51

Outstanding Equity Awards at 2010 Fiscal Year-End

        The following table shows the number of Tyco Electronics shares covered by exercisable and unexercisable options and unvested RSUs held by the company's named executive officers on September 24, 2010. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following the table, based on the option or stock award grant date.

	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options					Number of Shares or Units of Stock That Have Not Vested(1)(2) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($) (h)
				Option Exercise Price ($) (e)
					Option Expiration Date (f)
Name	Grant Date	Exercisable (#) (b)	Unexercisable(1) (#) (c)			Grant Date
Thomas J. Lynch	09/27/04	359,007	0	$34.48	09/26/14
	03/10/05	173,015	0	$41.38	03/09/15
	11/22/05	121,111	0	$33.52	11/21/15
	11/21/06	162,201	54,068	$35.03	11/20/16	11/21/06	25,085	$733,987
	07/02/07	395,812	131,938	$39.97	07/01/17	07/02/07	30,329	$887,427
	11/18/08	205,037	615,113	$14.56	11/18/18	11/18/08	74,894	$2,191,398
	12/03/09	0	741,800	$24.60	11/17/19	12/03/09	91,170	$2,667,634
Terrence R. Curtin	03/26/01	17,301	0	$51.75	03/25/11
	07/12/01	17,301	0	$58.38	07/11/11
	10/01/01	17,301	0	$51.67	09/30/11
	03/26/04	14,360	0	$32.13	03/25/14
	03/10/05	21,626	0	$41.38	03/09/15
	11/22/05	17,301	0	$33.52	11/21/15
	11/21/06	35,684	11,895	$35.03	11/20/16	11/21/06	5,518	$161,457
	07/02/07	79,162	26,388	$39.97	07/01/17	07/02/07	6,066	$177,491
	11/17/08	48,962	146,888	$14.11	11/17/18	11/17/08	17,882	$523,227
	12/03/09	0	199,300	$24.60	11/17/19	12/03/09	24,487	$716,490
Joseph B. Donahue	09/26/07	43,975	43,975	$34.54	09/26/17	09/26/07	10,108	$295,760
	11/17/08	39,787	119,363	$14.11	11/17/18	11/17/08	14,528	$425,089
	12/03/09	0	155,000	$24.60	11/17/19	12/03/09	19,049	$557,374
Charles P. Dougherty	10/16/06	14,526	0	$34.00	05/29/12
	07/02/07	40,310	0	$39.97	05/29/12
	11/17/08	12,244	0	$14.11	05/29/12
	01/13/10	0	243,900	$25.52	01/13/20	01/13/10	29,523	$863,843
Robert A. Scott	05/03/04	22,387	0	$32.25	05/02/14
	03/10/05	7,462	0	$41.38	03/09/15
	11/22/05	5,795	0	$33.52	11/21/15
	11/21/06	32,439	10,814	$35.03	11/20/16	11/21/06	5,017	$146,797
	07/02/07	79,162	26,388	$39.97	07/01/17	07/02/07	6,066	$177,491
	11/17/08	48,962	146,888	$14.11	11/17/18	11/17/08	17,882	$523,227
	12/03/09	0	177,150	$24.60	11/17/19	12/03/09	21,773	$637,078

(1)
Option and stock vesting schedule:

Grant Date	Option Vesting Schedule	Restricted Stock Awards Vesting Schedule
11/21/06	1/4 vesting each year starting on 1st anniversary	1/3 vesting each year starting on 2nd anniversary
07/02/07	1/4 vesting each year starting on 1st anniversary	1/2 vesting each year starting on 3rd anniversary
09/26/07	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
11/17/08	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
11/18/08	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
12/03/09	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
01/13/10	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
(2)
Any dividend equivalents issued on RSUs have been included in the number of units reported.

(3)
Value represents the market value of Tyco Electronics common shares (based on the closing price of $29.26 per share on September 24, 2010).

52            2011 Annual General Meeting Proxy Statement

Option Exercises and Stock Vested in Fiscal 2010

        The following table sets forth certain information regarding Tyco Electronics options and stock awards exercised and vested, respectively, during fiscal 2010 for the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting(1) (#) (d)	Value Realized on Vesting(2) ($) (e)
Thomas J. Lynch	—	—	79,022	$1,921,023
Terrence R. Curtin	—	—	17,241	$418,302
Joseph B. Donahue	—	—	11,311	$263,586
Charles P. Dougherty	—	—	—	—
Robert A. Scott	—	—	16,751	$406,596

(1)
Represents vesting of RSUs. Any dividend equivalents issued on RSUs that vested during fiscal 2010 have been included in the number of units reported.

(2)
We computed the aggregate dollar amount realized upon vesting by multiplying the number of units vested by the market value of the underlying shares on the vesting date.

Pension Benefits for Fiscal 2010

        The following table provides details regarding the present value of accumulated benefits under the plans described in "CD&A—Elements of Compensation—Retirement and Deferred Compensation Benefits" for the named executive officers in fiscal 2010.

Name(1)	Plan Name (b)	Number of Years Credited Service(2) (#) (c)	Present Value of Accumulated Benefit(3) ($) (d)	Payments During Last Fiscal Year ($) (e)
Joseph B. Donahue	Tyco Electronics Pension Plan – Part II & AMP Restoration Plan	16.8	$416,940	—

(1)
Messrs. Lynch, Curtin, Dougherty and Scott do not participate in any pension plan sponsored by Tyco Electronics.

(2)
Years of service is calculated from date of original hire through the end of 1999, when the plan was frozen.

(3)
The present value of accumulated benefit amount has been measured as of September 24, 2010 and is based on a number of assumptions, including:
    •
    A discount rate of 5.1% was used for the Tyco Electronics Pension Plan – Part II and a discount rate of 3.5% was used for the AMP Restoration Plan;

    •
    Mortality rates based on standard actuarial tables; and

    •
    No retirements prior to normal retirement age or withdrawals for disability or otherwise prior to retirement.

2011 Annual General Meeting Proxy Statement            53

Nonqualified Deferred Compensation for Fiscal 2010

        The following table discloses contributions and earnings credited to each of the named executive officers under the SSRP (Supplemental Savings and Retirement Plan) in fiscal 2010 and balances at fiscal year end. The SSRP is a nonqualified deferred compensation plan. See "CD&A—Elements of Compensation—Retirement and Deferred Compensation Benefits" for information regarding the plan. Pursuant to the SSRP, executive officers may defer up to 50% of their base salary and 100% of their annual bonus. We provide matching contributions based on the executive's deferred base salary and bonus, and any salary and bonus actually paid in excess of the Internal Revenue Code Section 401(a)(17) limit ($245,000 in 2010) as follows: $5 for every $1 the executive officer contributes up to the first 1% of the executive officer's eligible pay or, if the executive officer is credited with more than ten years of service, $6 for every $1 the executive officer contributes up to the first 2% of the executive officer's eligible pay or, if the executive officer is credited with more than twenty years of service, $7 for every $1 the executive officer contributes up to the first 3% of the executive officer's eligible pay or, if the executive officer is credited with more than twenty-five years of service, $8 for every $1 the executive officer contributes up to the first 4% of the executive officer's eligible pay or, if the executive officer is credited with more than thirty years of service, $9 for every $1 the executive officer contributes up to the first 5% of the executive officer's eligible pay.

Name	Executive Contributions in Last FY(1) ($) (b)	Registrant Contributions in Last FY(2) ($) (c)	Aggregate Earnings in Last FY(3)(4)(5) ($) (d)	Aggregate Withdrawals/ Distributions(6) ($) (e)	Aggregate Balance at Last FYE(4)(5) ($) (f)
Thomas J. Lynch	$123,149	$49,324	$185,078	—	$1,972,803
Terrence R. Curtin	$187,975	$30,915	$137,724	—	$1,385,717
Joseph B. Donahue	$33,166	$48,954	$29,747	$16,823	$306,235
Charles P. Dougherty	—	—	$1,252	—	$12,944
Robert A. Scott	$38,057	$31,427	$53,862	—	$583,227

(1)
The amounts shown represent deferrals of cash and bonuses by the named executive officers under the SSRP, the amounts of which are included in the Summary Compensation Table in the Salary or Non-Equity Incentive Plan Compensation column, as applicable.

(2)
The amounts shown represent matching contributions by the company, the amounts of which are included in the Summary Compensation Table in the All Other Compensation column.

(3)
No portion of these earnings shown in column (d) were included in the Summary Compensation Table because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(4)
For Messrs. Curtin and Scott, the balance shown also includes amounts credited under the Tyco Electronics Supplemental Executive Retirement Plan, the predecessor to the SSRP that was frozen to new contributions effective December 31, 2004. The SSRP became effective on January 1, 2005.

(5)
The company credits for the month of September 2009 were credited to accounts on September 26, 2009 after fiscal 2009 ended. For Messrs. Lynch, Curtin and Scott, the company credit amounts were $7,497, $6,860 and $5,228, respectively.

(6)
Represents a scheduled distribution in accordance with the individual's original distribution election.

Termination and Change in Control Payments

        The table below outlines the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events. For the purpose of the

54            2011 Annual General Meeting Proxy Statement

table, below are definitions generally applicable for the various types of terminations under the Tyco Electronics Severance Plan for U.S. Officers and Executives (referred to in this proxy statement as the "Severance Plan") and/or the Tyco Electronics Change in Control Severance Plan for Certain U.S. Officers and Executives (referred to in this proxy statement as the "CIC Plan"). See "CD&A—Elements of Compensation—Change in Control and Termination Payments" for information regarding the terms of the plans.

•
"Voluntary Resignation" means any retirement or termination of employment that is not initiated by the company or any subsidiary other than a Good Reason Resignation (defined below).

•
"Good Reason Resignation" means any retirement or termination of employment by a participant that is not initiated by the company or any subsidiary and that is caused by any one or more of the following events which occurs during the period beginning 60 days prior to the date of a Change in Control (defined below) and ending two years after the date of such Change in Control:

        (1)   without the participant's written consent, the company (a) assigns or causes to be assigned to the participant any duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control, (b) makes or causes to be made any material adverse change in the participant's position (including titles and reporting relationships and level), authority, duties or responsibilities, or (c) takes or causes to be taken any other action which, in the reasonable judgment of the participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the participant to the Management Development and Compensation Committee and the company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities;

        (2)   without the participant's written consent, the participant's being required to relocate to a principal place of employment more than 60 miles from his or her existing principal place of employment;

        (3)   without the participant's written consent, the company (a) reduces the participant's base salary or annual bonus, or (b) reduces the participant's retirement, welfare, stock incentive, perquisite and other benefits, taken as a whole; or

        (4)   the company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the company's obligations to the participant under the CIC Plan.

•
"Involuntary Termination" means a termination of the participant initiated by the company or a subsidiary for any reason other than Cause (defined below), Permanent Disability (defined below) or death, subject to the conditions specified in the applicable plan.

•
"Cause" means any misconduct identified as a ground for termination in company policy or other written policies or procedures, including among other things, misconduct, dishonesty, criminal activity, or egregious conduct that has or could have a serious and detrimental impact on the company and its employees.

•
"Permanent Disability" means that a participant has a permanent and total incapacity from engaging in any employment for the employer for physical or mental reasons. A "Permanent Disability" will be deemed to exist if the participant meets the requirements for disability benefits under the employer's long-term disability plan or under the requirements for disability benefits under the U.S. social security laws (or similar laws outside the United States, if the participant is employed in that jurisdiction) then in effect, or if the participant is designated with an inactive employment status at the end of a disability or medical leave.

2011 Annual General Meeting Proxy Statement            55

•
"Change in Control" means any of the following events:

        (1)   any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act), excluding for this purpose, (i) the company or any subsidiary company (wherever incorporated) of the company, or (ii) any employee benefit plan of the company or any such subsidiary company (or any person or entity organized, appointed or established by the company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act) directly or indirectly of securities of the company representing more than 30 percent of the combined voting power of the company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the company;

        (2)   persons who, as of July 1, 2007 (the "effective date"), constitute the Board (the "Incumbent Directors") cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a director of the company subsequent to the effective date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;

        (3)   consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the company or all or substantially all of the company's assets either directly or through one or more subsidiary companies (wherever incorporated) of the company) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the company; or

        (4)   approval by the stockholders of the company of a complete liquidation or dissolution of the company.

•
"Change in Control Termination" means a participant's Involuntary Termination or Good Reason Resignation that occurs during the period beginning 60 days prior to the date of a Change in Control and ending two years after the date of such Change in Control.

        No named executive officer is entitled to a payment in connection with an Involuntary Termination for Cause.

56            2011 Annual General Meeting Proxy Statement

Executive Benefits and Payments Upon Termination	Retirement	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(7)
Thomas J. Lynch
Compensation
Severance(1)			$4,275,000	$6,412,500
Short-Term Incentive(2)			$2,375,000	$2,375,000
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$9,042,161	$12,498,949		$12,498,949
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$3,812,812	$6,480,446		$6,480,446
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$24,800	$37,200
Outplacement(6)				$26,000
Terrence R. Curtin
Compensation
Severance(1)			$1,327,922	$1,770,563
Short-Term Incentive(2)			$758,812	$758,812
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$2,225,353	$3,154,091		$3,154,091
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$862,175	$1,578,665		$1,578,665
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$18,600	$24,800
Outplacement(6)				$9,300
Joseph B. Donahue
Compensation
Severance(1)			$1,312,644	$1,750,193
Short-Term Incentive(2)			$750,082	$750,082
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$1,808,349	$2,530,649		$2,530,649
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$720,849	$1,278,223		$1,278,223
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$18,600	$24,800
Outplacement(6)				$9,300
Charles P. Dougherty
Compensation
Severance(1)			$1,181,250	$1,575,000
Short-Term Incentive(2)			$499,298	$499,298
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$0	$912,186		$912,186
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$0	$863,843		$863,843
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$18,600	$24,800
Outplacement(6)				$9,300

2011 Annual General Meeting Proxy Statement            57

Executive Benefits and Payments Upon Termination	Retirement	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(7)
Robert A. Scott
Compensation
Severance(1)			$1,378,125	$1,837,500
Short-Term Incentive(2)			$787,500	$787,500
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$2,225,353	$3,050,872		$3,050,872
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$847,516	$1,484,594		$1,484,594
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$18,600	$24,800
Outplacement(6)				$9,300

(1)
Severance is calculated as follows under Involuntary Termination—Not for Cause for U.S.-based executives: Mr. Lynch—two times base salary plus two times target bonus, Messrs. Curtin, Donahue, Dougherty and Scott—one and one-half times base salary plus one and one-half times target bonus; and as follows under Involuntary Termination—Change in Control for U.S.-based executives: Mr. Lynch—three times base salary plus three times target bonus, Messrs. Curtin, Donahue, Dougherty and Scott—two times base salary plus two times target bonus. If the "parachute payment" (severance plus value of accelerated equity) is greater than three times the average W-2 reported compensation for the preceding five years, then an "excise tax" is imposed on the portion of the parachute payment that exceeds the average W-2 reported compensation for the preceding years. In this case, the participant will receive the greater of (i) payment of the full benefits provided under the CIC Plan and imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the benefits capped at the Section 280G limit with no excise tax imposed. Under the CIC Plan, benefits payable thereunder will not be grossed up for the imposition of Internal Revenue Code Section 280G or any other taxes.

(2)
Assumes the effective date of termination is September 24, 2010 and that the pro rata payment under the 2010 AIP is equal to 12/12ths of the actual award earned for fiscal 2010. Mr. Dougherty's AIP payout is pro-rated based on his start date of January 5, 2010.

(3)
Assumes the effective date of termination is September 24, 2010 and the price per Tyco Electronics common share on the date of termination equals $29.26. Under Involuntary Termination—Change in Control, all outstanding stock options that are vested and exercisable as of the termination date, as well as the options that vest as a result of the acceleration, will be exercisable for the greater of the period specified in the option agreement or twelve months from the termination date. In no event, however, will an option be exercisable beyond its original expiration date. Amounts disclosed for stock options only reflect options that are in-the-money as of September 24, 2010. RSUs and options granted on December 3, 2009 and January 13, 2010 will be forfeited if the retirement date is prior to the achievement of the grants' one-year anniversary date. However, the one-year employment requirement is not applicable in the case of death or permanent disability.

(4)
Payments associated with benefits and perquisites are limited to the items listed. No other benefits or perquisite continuation occurs under the termination scenarios listed.

(5)
Health and welfare benefits continuation is calculated as follows under Involuntary Termination—Not for Cause: Mr. Lynch—24 months, Messrs. Curtin, Donahue, Dougherty and Scott—18 months; and as follows under Involuntary Termination—Change in Control: Mr. Lynch—36 months, Messrs. Curtin, Donahue, Dougherty and Scott—24 months. Annual amount is an approximation. In the event that provision of any of the benefits would adversely affect the tax status of the applicable plan or benefits, the company, in its sole discretion, may elect to pay to the participant cash in lieu of such coverage in an amount equal to the company's premium or average cost of providing such coverage.

(6)
Outplacement is calculated as the cost of services for the participant for a period of twelve months from the participant's termination date under Involuntary Termination—Change in Control. The company offers twelve month coverage totaling $26,000 for the Chief Executive Officer and provides $9,300 for executives under the executive program for outplacement services. The company has the right and sole discretion to pay outplacement services under Involuntary Termination—Not for Cause, but is not required to provide such benefits.

(7)
The payments shown in this column are the same payments that would be made in the event of a "Good Reason Resignation."

58            2011 Annual General Meeting Proxy Statement

COMPENSATION OF NON-EMPLOYEE DIRECTORS

        Fiscal 2010 compensation of each director who is not a salaried employee of the company or its subsidiaries was set at $215,000 per annum, payable $80,000 in cash and $135,000 in equity value. The chair of the Audit Committee received an additional $25,000 cash retainer and the chairs of the Management Development and Compensation Committee and Nominating, Governance and Compliance Committee received an additional $15,000 cash retainer. The chairman of the Board received an additional retainer fee of $130,000 ($100,000 in cash and $30,000 in equity value). Audit Committee members, including the chair, each received an additional $10,000 in cash compensation. Directors who are employees of the company or its subsidiaries do not receive any compensation for their services as directors.

        Commencing in fiscal 2010, each non-employee director received the equity component of their compensation in the form of a grant of common shares of Tyco Electronics Ltd., with the exception of Dr. Gromer. The issuance of common shares in lieu of deferred stock units ("DSUs") commenced in fiscal 2010 in the compensation program was due to U.S. tax law changes made in 2008. (Under the change in tax law, our U.S.-based non-employee directors can no longer defer any portion of their compensation, including DSUs, and therefore, they were issued common shares (which are immediately taxable) in lieu of DSUs.) Because Dr. Gromer is a German citizen, he continued to receive his equity compensation in the form of DSUs.

        DSUs awarded to Dr. Gromer, and to other non-employee directors before fiscal 2010 vested immediately upon grant, and will be paid in common shares within 30 days following termination (subject to the previously-existing option of deferring the payout, as described below). Dividend equivalents or additional DSUs are credited to a non-employee director's DSU account when dividends or capital reduction distributions are paid on our common shares.

        Fiscal 2011 compensation for non-employee directors will be the same as fiscal 2010, except that the fiscal 2011 additional retainer fee for the chairman of the Board will increase to $160,000 ($100,000 in cash and $60,000 in equity value).

        Through December 31, 2008, the company maintained the Tyco Electronics Director Deferred Compensation Plan, under which each non-employee director had the opportunity to make an election to defer some or all of his or her cash remuneration through that period. (Non-employee directors also had the opportunity to elect to defer payout of their DSUs to a date later than termination.) Each non-employee director had the opportunity to receive a distribution of the amounts credited to his or her deferred compensation account either in a lump sum cash payment or in installments not to exceed ten years with payment made (or commencing) at termination of service or at a fixed date selected by the non-employee director. Two non-employee directors elected to defer their compensation through December 31, 2008. As a result of U.S. tax law changes, no deferral elections were permitted after December 31, 2008.

        The company reimburses its Board members for expenses incurred in attending Board and committee meetings or performing other services for the company in their capacities as directors. Such expenses include food, lodging and transportation.

2011 Annual General Meeting Proxy Statement            59

        The following table discloses the cash and equity awards paid to each of the company's non-employee directors during the fiscal year ended September 24, 2010.

Name	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	All Other Compensation(3) ($) (g)	Total ($) (h)
Pierre R. Brondeau	$90,000	$147,083	$7,008	$244,091
Ram Charan	$80,000	$147,083	$7,008	$234,091
Juergen W. Gromer	$80,000	$147,083	$10,857	$237,940
Robert M. Hernandez	$80,000	$147,083	$7,008	$234,091
Daniel J. Phelan	$80,000	$147,083	$7,008	$234,091
Frederic M. Poses	$195,000	$179,777	$7,862	$382,639
Lawrence S. Smith	$115,000	$147,083	$9,387	$271,470
Paula A. Sneed	$90,000	$147,083	$8,587	$245,670
David P. Steiner	$95,000	$147,083	$7,008	$249,091
John C. Van Scoter	$80,000	$147,083	$3,743	$230,826

(1)
The amounts shown represent the amount of cash compensation earned in fiscal 2010 for Board and committee services. Mr. Poses received additional fees for his work as the Board chair. Effective December 3, 2009, Mr. Poses became chair of the Nominating, Governance and Compliance Committee and Mr. Steiner became chair of the Management Development and Compensation Committee. There was no pro-ration of fees between committees because the fee is the same for both Committees. Mr. Poses, Mr. Steiner and Mr. Smith each received additional fees for their roles as chair of the Nominating, Governance and Compliance Committee, the Management Development and Compensation Committee and the Audit Committee, respectively. Mr. Brondeau, Mr. Smith and Ms. Sneed each received for the full year the additional cash retainer for serving on the Audit Committee. The amount in the table reflects the U.S. dollar equivalent for fees earned as Dr. Gromer is paid in euros.

(2)
On November 17, 2009, each director received a grant of 5,979 common shares, except for Dr. Gromer who received his award in the form of DSUs. Mr. Poses received an additional 1,329 shares in equity compensation as chairman. In determining the number of common shares and DSUs to be issued, the company used the average daily closing price in the month preceding grant ($22.58 per share), the same methodology used to determine employee equity awards. The grant date fair value of these awards, as shown above, was calculated by using the closing price of the common shares on the date of grant ($24.60 per share). The common shares and DSUs vested immediately and non-employee directors receive dividend equivalents in connection with these awards. As of fiscal 2010 year-end, the aggregate number of DSUs outstanding for each non-employee director was as follows: Dr. Brondeau—11,138; Dr. Charan—11,138; Dr. Gromer—17,221; Mr. Hernandez—11,138; Mr. Phelan—11,138; Mr. Poses—12,485; Mr. Smith—14,906; Ms. Sneed—13,672; Mr. Steiner—11,138; Mr. Van Scoter—5,965.

(3)
Represents the value of dividend equivalent units earned calculated using the market value on the date of the dividend.

Charitable Contributions

        Our board governance principles require that the Board approve all charitable donations by Tyco Electronics to organizations associated with a director. The amount of any such donation is limited to an amount that is less than one percent of that organization's annual charitable receipts and is less than one percent of Tyco Electronics' annual charitable contributions.

60            2011 Annual General Meeting Proxy Statement

        Any matching donation by Tyco Electronics to organizations associated with a director is limited to an amount that is no greater than the amount contributed by the director and is required to be made in a manner consistent with Tyco Electronics' employee matching gift program.

  Tyco Electronics Political Action Committee Charitable Match Program

        Tyco Electronics matches fifty cents for each dollar contributed by a director to the Tyco Electronics Political Action Committee. This match may be designated by the director to an eligible public charity of their choice. Eligible organizations include, but are not limited to: colleges, private universities, private and public elementary and secondary schools, civic, arts and culture, health and human service agencies, and environmental organizations.

2011 Annual General Meeting Proxy Statement            61

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        All relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants were reviewed to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related person are disclosed in the company's proxy statement. In addition, we have adopted a written policy with respect to related person transactions pursuant to which the Nominating, Governance and Compliance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the committee considers whether the transaction is fair and reasonable to the company and will take into account, among other factors it deems appropriate:

  •
  whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

  •
  the extent of the related person's interest in the transaction and the materiality of the transaction to the company;

  •
  the related person's relationship to the company;

  •
  the material facts of the transaction, including the proposed aggregate value of the transaction;

  •
  the business purpose for and reasonableness of the transaction, taken in the context of the alternatives available to the company for attaining the purposes of the transaction;

  •
  whether the transaction is in the ordinary course of the company's business and was proposed and considered in the ordinary course of business; and

  •
  the effect of the transaction on the company's business and operations, including on the company's internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

        Any member of the committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting at which the committee considers the transaction.

        Frederic Poses, a director and Chairman, is Chief Executive Officer and an equity owner of Ascend Performance Materials ("Ascend"), a private manufacturer of nylon related chemicals, resins and fibers for commercial and industrial products. Tyco Electronics made $8.9 million in purchases from Ascend during fiscal 2010. William Hernandez, the brother of Robert Hernandez, a director, was the Senior Vice President and Chief Financial Officer of PPG Industries, a supplier of paints, coatings, chemicals, optical products, specialty materials, glass and fiber glass, through October 2009, to which Tyco Electronics made $0.8 million in sales and from which Tyco Electronics made $0.1 million in purchases during fiscal 2010. David Steiner, a director, is the Chief Executive Officer of Waste Management, Inc., a provider of waste management services, from which Tyco Electronics made $0.3 million in purchases during fiscal 2010. Such transactions were arms-length commercial dealings between the companies, none of which are material individually or in the aggregate. The committee has reviewed and approved or ratified these transactions.

62            2011 Annual General Meeting Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires Tyco Electronics' executive officers and directors and persons who beneficially own more than ten percent of Tyco Electronics' common shares to file electronically reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish Tyco Electronics with copies of all Section 16(a) forms they file. As a matter of practice, Tyco Electronics' administrative staff assists Tyco Electronics' executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on Tyco Electronics' review of such forms, as well as information provided and representations made by the reporting persons, Tyco Electronics believes that all of its executive officers, directors and beneficial owners of more than ten percent of its common shares complied with the reporting requirements of Section 16(a) during Tyco Electronics' fiscal year ended September 24, 2010.

AUDIT COMMITTEE REPORT

        The information contained in the report below shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

        During our fiscal year ended September 24, 2010, the Audit Committee of the Board was composed of three directors. Lawrence S. Smith served as chair and Pierre R. Brondeau and Paula A. Sneed served as members of the Committee. The Board of Directors determined that each of the members of the Audit Committee met the independence and experience requirements of the NYSE and applicable federal regulations. In addition, the Board determined that Mr. Smith and Ms. Sneed are audit committee financial experts.

        The Audit Committee operates under a charter approved by the Board of Directors. A summary description of the duties and powers of the Audit Committee can be found in "The Board of Directors and Board Committees" section of this proxy statement. The Audit Committee oversees the company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, assures that the company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. The company's independent registered public accounting firm (the "independent auditor") is responsible for performing an audit of the consolidated year-end financial statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") (United States) to obtain reasonable assurance that the company's consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The company's Swiss registered auditor is responsible for performing an audit of the statutory financial statements of Tyco Electronics Ltd. prepared in accordance with Swiss law and the company's articles of association. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine. The company's special auditor is responsible for delivering reports in accordance with Swiss law confirming that the receivables of the creditors of the company will be fully covered by assets after giving effect to any reductions of capital in connection with shareholders' approvals of distributions to shareholders in the form of capital reductions or under other circumstances.

        In this context, the Audit Committee has reviewed the consolidated financial statements in Tyco Electronics' Annual Report on Form 10-K for the fiscal year ended September 24, 2010. The Committee held discussions with management, the internal auditors, the independent auditor and the Swiss registered auditor concerning the consolidated financial statements, as well as the independent

2011 Annual General Meeting Proxy Statement            63

auditor's and Swiss registered auditor's opinions thereon. The Committee also discussed with management, the internal auditors and the independent auditor the report of management and the independent auditor's opinion regarding the company's internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Management represented to the Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The Audit Committee reviewed and discussed the statutory financial statements with management, the internal auditors and the Swiss registered auditor, as well as the Swiss registered auditor's opinion thereon. The Audit Committee reviewed and discussed with management and the special auditor the capital reduction report issued by the special auditor for the capital reduction approved by shareholders of the company in the year ended September 24, 2010. The Committee routinely reviewed and discussed with management and the Ombudsman any concerns from employees or external constituencies (including investors, suppliers and customers) about the company's accounting, internal accounting controls or auditing matters.

        The Committee discussed with the independent auditor all communications required by auditing standards of the PCAOB (United States). In addition, the Committee discussed with the independent auditor the auditor's independence from Tyco Electronics and its management, including the matters in the letter received from the independent auditor regarding the independent auditor's communications with the Audit Committee concerning independence.

        Based upon the Committee's review and discussions referred to above, the Committee recommended that the Board include the company's audited consolidated financial statements in Tyco Electronics' Annual Report on Form 10-K for the fiscal year ended September 24, 2010 filed with the Securities and Exchange Commission. The Committee further recommended that the audited statutory financial statements of Tyco Electronics Ltd., together with the company's audited consolidated financial statements, be included in the company's Annual Report to Shareholders for the fiscal year ended September 24, 2010.

The Audit Committee:

Lawrence S. Smith, Chair
Pierre R. Brondeau
Paula A. Sneed

December 1, 2010

64            2011 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 2—APPROVAL OF ANNUAL REPORT AND FINANCIAL STATEMENTS
FOR THE FISCAL YEAR ENDED SEPTEMBER 24, 2010

Agenda Item No. 2.1 Approval of the 2010 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the fiscal year ended September 24, 2010 and the consolidated financial statements for the fiscal year ended September 24, 2010)

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the 2010 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the fiscal year ended September 24, 2010 and the consolidated financial statements for the fiscal year ended September 24, 2010) be approved.

Explanation

        Our 2010 Annual Report, which accompanies this proxy statement, includes the statutory financial statements of Tyco Electronics Ltd. (which do not consolidate the results of operations for our subsidiaries) for the fiscal year ended September 24, 2010 and the Tyco Electronics Ltd. consolidated financial statements for the fiscal year ended September 24, 2010 and contains the reports of our Swiss registered auditor and our independent registered public accounting firm, as well as information on our business, organization and strategy. Copies of our 2010 Annual Report and this proxy statement are available on the Internet at http://www.te.com/2011AnnualMeeting.

        Under Swiss law, certain portions of our annual report must be submitted to shareholders for approval or disapproval at each annual general meeting. This agenda item must be submitted to shareholders for approval or disapproval in addition to the statutory financial statements and the consolidated financial statements, which are presented separately for approval as Agenda Items No. 2.2 and No. 2.3, respectively.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2.1.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 2.2 Approval of the statutory financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the statutory financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010 be approved.

Explanation

        Tyco Electronics Ltd.'s statutory financial statements for the fiscal year ended September 24, 2010 are contained in our 2010 Annual Report, which accompanies this proxy statement. Our 2010 Annual

2011 Annual General Meeting Proxy Statement            65

Report also contains the report of our Swiss registered auditor with respect to the statutory financial statements of Tyco Electronics Ltd.

        Under Swiss law, our statutory financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the statutory financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the statutory financial statements for the fiscal year ended September 24, 2010 comply with Swiss law and our articles of association and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2.2.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 2.3 Approval of the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010 be approved.

Explanation

        Our consolidated financial statements for the fiscal year ended September 24, 2010 are contained in our 2010 Annual Report, which accompanies this proxy statement. Our 2010 Annual Report also contains the report of our Swiss registered auditor with respect to the consolidated financial statements.

        Under Swiss law, our consolidated financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position, the results of operations and the cash flows of Tyco Electronics in accordance with accounting principles generally accepted in the United States of

66            2011 Annual General Meeting Proxy Statement

America (US GAAP) and comply with Swiss law and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2.3.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

2011 Annual General Meeting Proxy Statement            67

AGENDA ITEM NO. 3—RELEASE THE MEMBERS OF THE BOARD OF DIRECTORS AND
EXECUTIVE OFFICERS FOR ACTIVITIES DURING THE FISCAL YEAR ENDED SEPTEMBER 24, 2010

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders release the members of the Board of Directors and executives of Tyco Electronics from liability for their activities during the fiscal year ended September 24, 2010.

Explanation

        As is customary for Swiss corporations and in accordance with article 698, subsection 2, item 5 of the Swiss Code of Obligations (the "Swiss Code"), shareholders are requested to release the members of the Board of Directors and the executive officers of Tyco Electronics from liability for their activities during the fiscal year ended September 24, 2010. This release from liability claims brought by Tyco Electronics or its shareholders against members of the Board of Directors and executive officers of Tyco Electronics for activities carried out during the fiscal year ended September 24, 2010 is only effective with respect to facts that have been disclosed to shareholders. This release binds shareholders who either voted in favor of the agenda item or who subsequently acquired shares with knowledge of the resolution. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending six months after the vote.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, not counting the votes of any director or executive officer of Tyco Electronics, is required for approval of Agenda Item No. 3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 3.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

68            2011 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 4—ELECTION OF AUDITORS

Agenda Item No. 4.1 Election of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending September 30, 2011

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders ratify Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2011.

Explanation

        The election of our independent registered public accounting firm is recommended by our Audit Committee to the Board of Directors for approval by our shareholders annually. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has recommended the ratification of the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2011.

        Representatives of Deloitte & Touche LLP will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer appropriate questions at the meeting.

Independent Auditor Fee Information

        Aggregate fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates as of and for the fiscal years ended September 24, 2010 and September 25, 2009 are set forth below. The aggregate fees included in the audit fees category are fees paid or accrued for the fiscal years for the services described below. The aggregate fees included in each of the other categories are fees billed in the fiscal years or expected to be billed with respect to the fiscal years for the services described below. (All references to "$" below are to United States dollars.)

Fiscal Years 2010 and 2009 Fees

	Fiscal Year 2010	Fiscal Year 2009
Audit Fees	$16,050,000	$17,407,000
Audit-Related Fees	—	450,000
Tax Fees	493,000	1,748,000
All Other Fees	2,000	4,000

Total	$16,545,000	$19,609,000

        Audit fees for the fiscal years ended September 24, 2010 and September 25, 2009 were for professional services rendered for the year-end audits of the consolidated financial statements of the company, review of quarterly financial statements included in the company's quarterly reports on Form 10-Q, consents, comfort letters and statutory and regulatory filings in foreign jurisdictions.

        Audit-related fees for the fiscal year ended September 24, 2009 were primarily related to audits of carve-out financial statements of certain businesses that have been divested or were being considered for divestiture and other attest services.

        Tax fees for the fiscal years ended September 24, 2010 and September 25, 2009 were primarily for tax compliance services.

        Other fees for the fiscal years ended September 24, 2010 and September 25, 2009 were for subscriptions.

2011 Annual General Meeting Proxy Statement            69

        None of the services described above were approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy for the Pre-Approval of Audit and Non-Audit Services

        The Audit Committee adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditor. The policy identifies the principles that must be considered by the Audit Committee in approving services to ensure that the auditor's independence is not impaired. The policy provides that the controller will support the Audit Committee by providing a list of proposed services to the Committee, monitoring the services and fees pre-approved by the Committee, providing periodic reports to the Committee with respect to pre-approved services and ensuring compliance with the policy.

        Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the audit engagement letter. These services may not extend for more than twelve months, unless the Audit Committee specifically provides for a different period. All audit-related services and non-audit tax services must be separately pre-approved by the Audit Committee. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the controller or his delegate.

        In accordance with the policy, the Audit Committee may delegate one or more of its members the authority to pre-approve the engagement of the independent auditor when the entire Committee is unable to do so. The chair must report all such pre-approvals to the Audit Committee at the next committee meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.1. Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 4.2 Election of Deloitte AG, Zurich, Switzerland as our Swiss registered auditor until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that Deloitte AG, Zurich, Switzerland be elected as the company's Swiss registered auditor until our next annual general meeting.

Explanation

        Under Swiss law, our shareholders must elect an independent Swiss registered public accounting firm. The Swiss registered auditor's main task is to audit our consolidated financial statements and the statutory financial statements of Tyco Electronics. Our Board of Directors has recommended that Deloitte AG, Zurich, Switzerland, be elected as our Swiss registered auditor for our consolidated financial statements and the statutory financial statements of Tyco Electronics Ltd.

        Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer appropriate questions at the meeting.

70            2011 Annual General Meeting Proxy Statement

        For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see Agenda Item No. 4.1. See the Audit Committee Report included in this proxy statement for additional information about our Swiss registered auditors.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.2. Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 4.3 Election of PricewaterhouseCoopers AG, Zurich, Switzerland as special auditing firm until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that PricewaterhouseCoopers AG, Zurich, Switzerland be elected as our special auditing firm until our next annual general meeting.

Explanation

        Under Swiss law, special reports by an auditor are required in connection with certain corporate transactions, including certain types of increases and decreases in share capital.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.3. Proxies will be so voted unless shareholders specify otherwise in their proxies.

2011 Annual General Meeting Proxy Statement            71

AGENDA ITEM NO. 5—ADVISORY VOTE ON EXECUTIVE COMPENSATION

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Fiscal 2010 Summary Compensation Table and related tables and disclosure.

Explanation

        Our Board of Directors recognizes the interest our investors have in the compensation of our executives. In recognition of that interest and as required by the Dodd-Frank Act, we are providing our shareholders with the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (also referred to as "say-on-pay").

        As described in our CD&A, we have adopted an executive compensation philosophy designed to deliver competitive total compensation, upon the achievement of financial and/or strategic performance objectives, which will attract, motivate and retain leaders who will drive the creation of shareholder value. In order to implement that philosophy, the MDCC has established a disciplined process for the adoption of executive compensation programs and individual executive officer pay actions that includes the analysis of competitive market data, a review of each executive officer's role and performance assessment and consultation with the Committee's independent compensation consultant. Since 2007, the year in which Tyco Electronics became a public company, the Committee has followed that process to align executive compensation programs and individual pay actions with the company's executive compensation philosophy. Among the program features incorporated by the Committee (or Board of Directors) since 2007 to align with the executive compensation philosophy are the following:

    •
    70% of the value of each executive officer's annual long-term incentive awards are made in the form of stock options to drive long-term performance and alignment with shareholder interests;

    •
    Equity awards (both stock options and restricted share units) incorporate a four-year vesting period to further emphasize long-term performance and executive officer commitment;

    •
    Our annual incentive plan incorporates at least four financial and/or strategic performance metrics in order to properly balance risk with the incentives to drive our key annual financial and/or strategic initiatives; in addition, the annual incentive program incorporates a 200% maximum payout to further manage risk and the possibility of excessive payments;

    •
    The company implemented a robust compensation risk assessment process, as described in the CD&A, to determine that our incentive compensation programs are not reasonably likely to create a material risk to the company;

    •
    The Committee adopted an executive share ownership and retention plan which, along with the design of the long-term incentive awards, drives long-term executive stock ownership;

    •
    The Board adopted a Change in Control Severance Plan that only pays out upon a change-in-control termination (i.e., a "double trigger") and does not permit the payment of any gross-up amounts.

        One of the core tenets of our executive compensation philosophy is our emphasis on performance pay. (As you can see from the Pay Mix chart in the CD&A, in fiscal 2010 a large portion of our named executive officers' compensation (ranging from 76% to 89%) is delivered in the form of annual and long-term incentives.) This is manifested in the pay levels and approved pay actions (such as base salary

72            2011 Annual General Meeting Proxy Statement

adjustments) since 2007. Pay levels have been relatively low in fiscal years in which the company has not met its target performance measures (such as in fiscal 2009) and pay levels have been relatively high in years in which company performance has been strong (such as in fiscal 2010). This track record reflects the performance-driven design of our executive compensation programs and is wholly consistent with our executive compensation philosophy.

        The Committee believes that our executive compensation programs, executive officer pay levels and individual pay actions approved for our executive officers, including our named executive officers, are directly aligned with our executive compensation philosophy, fully support its goals and provide an appropriate balance between risk and incentives. (Shareholders are urged to read the CD&A section of this proxy statement, which discusses in greater detail how our compensation policies and procedures implement our executive compensation philosophy.) We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.

Text of the Shareholder Resolution

        IT IS RESOLVED, that shareholders of Tyco Electronics Ltd. approve, on an advisory basis, the compensation of the named executive officers of the company, as disclosed in the proxy statement for the 2011 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2010 Summary Compensation Table and the other related tables and disclosure.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for advisory (non-binding) approval of Agenda Item No. 5. The vote is advisory, and therefore not binding on the company, the MDCC or our Board. Our Board and our MDCC value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders' concerns and the MDCC will evaluate whether any actions are necessary to address those concerns.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

2011 Annual General Meeting Proxy Statement            73

AGENDA ITEM NO. 6—ADVISORY VOTE ON FREQUENCY OF EXECUTIVE
COMPENSATION ADVISORY VOTE

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders provide advisory (non-binding) approval of the frequency of advisory votes on executive compensation at the company, such as Agenda Item No. 5. Shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two or three years.

Explanation

        We are required by the Dodd-Frank Act to provide shareholders with a "say-on-pay" vote every one, two or three years, as determined by a separate advisory shareholder vote held at least once every six years.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for advisory (non-binding) approval of Agenda Item No. 6. If none of the alternatives of Agenda Item No. 6 (one year, two years or three years) receive a majority vote, we will consider the highest number of votes cast by shareholders to be the frequency that has been selected by shareholders. However, because this vote is advisory and not binding on the Board of Directors or the company in any way, the Board may decide that it is in the best interests of our shareholders and the company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders. The Board has not made a recommendation on this Agenda Item No. 6 because it has decided to consider the views of the company's shareholders before making a determination.

74            2011 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 7—DECLARATION OF DIVIDEND

Motion Proposed by the Board of Directors

        By resolutions adopted on October 25, 2010, our Board of Directors declared it advisable to make a dividend payment to shareholders in a Swiss franc amount equal to US$ 0.72 per issued share (including treasury shares) to be calculated as described in the resolution below, such dividend to be paid on the dates designated below in four equal quarterly installments of US$ 0.18 each to shareholders of record on the dates designated below, starting with the third fiscal quarter of 2011 and ending in the second fiscal quarter of 2012.

        Our Board of Directors directed that this motion be submitted for consideration by our shareholders at the Annual General Meeting.

Background

        Under Swiss law, the allocation of profits, in particular the declaration of dividends, is to be resolved by the shareholders. To that end, you are being asked to vote to declare a dividend as put forward in the motion of our Board of Directors. Under Swiss law we can now make distributions to shareholders in the form of a dividend that will be free of Swiss withholding tax (rather than a capital reduction, which is how we made previous distributions as a Swiss company).

        We are seeking your declaration of a dividend of no more than a Swiss franc amount per share to be determined as discussed below, which will be paid on such dates and to shareholders of record on such dates as designated below in four equal quarterly installments of US$ 0.18 per share, in accordance with the exchange ratio of Swiss francs ("CHF") per one U.S. dollar ("USD") as published on the website of the Swiss National Bank two business days prior to the date of the Annual General Meeting (the ratio being the "Rate").

        To determine the CHF amount of the dividend, we will (1) multiply US$ 0.72 by the Rate, (2) round the resulting CHF amount up to the nearest 0.04 multiple of a Swiss franc (the "Dividend") and (3) divide the Dividend by four, which result we refer to as the "Installment." To convert the Dividend to the USD amount that shareholders of record will receive in four equal quarterly installments, each Installment will be converted from Swiss francs to U.S. dollars by (1) dividing the Installment by the Rate, and (2) rounding this result down to the nearest US$ 0.01. The first installment of the Dividend ($0.18 in USD) will be paid on June 15, 2011 to shareholders of record at the close of business on June 1, 2011. The second installment of the Dividend ($0.18 in USD) will be paid on September 15, 2011 to shareholders of record at the close of business on September 1, 2011. The third installment of the Dividend ($0.18 in USD) will be paid on December 15, 2011 to shareholders of record at the close of business on December 1, 2011. The fourth installment of the Dividend ($0.18 in USD) will be paid on March 15, 2012 to shareholders of record at the close of business on March 1, 2012.

        Our statutory auditor, Deloitte AG, must confirm that the dividend proposal conforms with the requirements of the Swiss Code and our articles of association. The auditor's report will be available at the meeting.

Text of the Shareholder Resolution

        The blank numbers in the following resolution will be completed based upon the amount recommended by the Board of Directors and the Rate. Immediately following the resolution, we provide an illustrative example of the text of the resolution based on an assumption as to the Rate.

2011 Annual General Meeting Proxy Statement            75

  The shareholder resolution approving the foregoing is as follows:

  IT IS RESOLVED, that a dividend of CHF [    •    ] per share shall be distributed to the shareholders out of the reserves of Tyco Electronics Ltd., to be paid to the shareholders in four installments in US dollars ("USD") and that each installment be equal to the USD equivalent (rounded down to the next $0.01) of CHF [    •    ] per share, determined by dividing the CHF per share amount by the CHF per one USD exchange ratio of [    •    ] (being the CHF per one USD currency exchange ratio as published by the Swiss National Bank two business days prior to the date of the Annual General Meeting), and rounding the result down to the nearest US$ 0.01 (or US$[    •    ]), (1) on June 15, 2011 to the shareholders of record on June 1, 2011, (2) on September 15, 2011 to the shareholders of record on September 1, 2011, (3) on December 15, 2011 to the shareholders of record on December 1, 2011, and (4) on March 15, 2012 to the shareholders of record on March 1, 2012; the CHF dividend shall be hedged so that USD payments to shareholders will not exceed the dividend in CHF as resolved by this resolution irrespective of changes to CHF to USD exchange rates.

Illustrative Example of Text of Shareholder Resolution

        Assuming that the Rate is 1.0031, the text of the shareholder resolution would be as follows (with illustrative numbers presented in italics):

  IT IS RESOLVED, that a dividend of CHF [0.76] per share shall be distributed to the shareholders out of the reserves of Tyco Electronics Ltd., to be paid to the shareholders in four installments in US dollars ("USD") and that each installment be equal to the USD equivalent (rounded down to the next $0.01) of CHF [0.19] per share, determined by dividing the CHF per share amount by the CHF per one USD exchange ratio of [1.0031] (being the CHF per one USD currency exchange ratio as published by the Swiss National Bank two business days prior to the date of the Annual General Meeting), and rounding the result down to the nearest US$ 0.01 (or US$[0.18]), (1) on June 15, 2011 to the shareholders of record on June 1, 2011, (2) on September 15, 2011 to the shareholders of record on September 1, 2011, (3) on December 15, 2011 to the shareholders of record on December 1, 2011, and (4) on March 15, 2012 to the shareholders of record on March 1, 2012; the CHF dividend shall be hedged so that USD payments to shareholders will not exceed the dividend in CHF as resolved by this resolution irrespective of changes to CHF to USD exchange rates.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

76            2011 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 8—CHANGE OF OUR CORPORATE NAME
FROM "TYCO ELECTRONICS LTD." TO "TE CONNECTIVITY LTD."

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders approve an amendment to our articles of association to change our name from "Tyco Electronics Ltd." to "TE Connectivity Ltd.". The proposed amendment to article 1, paragraph 1 of our articles of association is set forth below under "Text of Shareholder Resolution."

Explanation

        The Board of Directors believes it is advisable and in the best interests of the company to change the name of the company from "Tyco Electronics Ltd." to "TE Connectivity Ltd." in connection with our ongoing branding and marketing strategy. The proposed new name broadens the company's corporate name while remaining recognizable to the market and the industry, is more indicative of the current business activities and strategic direction of the company, and will provide a clearer identity in both the business and financial marketplaces. This amendment to the articles of association shall only have the substantive effect of changing the name of the company in all places where such name appears in the articles of association and shall have no further substantive effect on the articles of association. Additionally, the name change will not in any way affect the validity of currently outstanding stock certificates for Tyco Electronics shares nor will it affect our ticker symbol "TEL" on the NYSE.

Text of Shareholder Resolution

  IT IS RESOLVED, that the meeting of shareholders approves the amendment of article 1, paragraph 1 of the articles of association of Tyco Electronics Ltd. as follows:

Previous version	Proposed new version
Art. 1 Name and Domicile	Art. 1 Name and Domicile
[1]Under the company name of	[1]Under the company name of
Tyco Electronics Ltd.	TE Connectivity Ltd.
(Tyco Electronics AG)	(TE Connectivity AG)
(Tyco Electronics SA)	(TE Connectivity SA)
a corporation exists according to the provisions of the CO having its seat in Schaffhausen.	a corporation exists according to the provisions of the CO having its seat in Schaffhausen.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 8.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 8.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

2011 Annual General Meeting Proxy Statement            77

AGENDA ITEM NO. 9—RENEWAL OF AUTHORIZED CAPITAL

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that its authority to issue shares out of the company's authorized capital be reapproved and extended for an additional period ending two years after the date of the Annual General Meeting (March 9, 2013, assuming no postponement or adjournment of the AGM), by the shareholders' approval of an amendment to article 5, paragraph 1 of our articles of association. This proposed amendment to article 5, paragraph 1 of our articles of association is set forth below under "Text of Shareholder Resolution." See also "Agenda Item No. 10—Approval of Reduction of Share Capital for Shares Acquired under our Share Repurchase Program" which proposes a further amendment to article 5, paragraph 1 of our articles of association in connection with a share capital reduction.

Explanation

        The Board of Directors believes it is advisable and in the best interests of the company to authorize the Board of Directors to be reauthorized to issue new authorized capital in accordance with the provisions of the Swiss Code and our articles of association. Our articles of association approved by our shareholders upon our continuation as a Swiss corporation in June 2009 authorized our Board of Directors to issue new authorized capital at any time during the two-year period ending on June 22, 2011 (the second anniversary of the approval by our shareholders of our original articles of association), and thereby increase the share capital, without shareholder approval, by a maximum amount of 50% of the share capital at the time of the increase. The Swiss Code provides that the shareholders may, by amendment to the articles of association, authorize the Board of Directors to increase the share capital for a period of no longer than two years from such approval. The amount of authorized capital set forth in article 5, paragraph 1 would be reduced during the two-year period ending on March 9, 2013 proportionately to any reduction to the company's total authorized share capital approved by the shareholders and effected during this two-year period, including the reduction to share capital proposed for approval under Agenda Item No. 10.

        If this Agenda Item is approved, we would nevertheless seek shareholder approval for share issuances to the extent required under NYSE rules. Under current NYSE rules, shareholder approval is generally required, with certain enumerated exceptions, to issue common shares or securities convertible into or exercisable for common shares in one or a series of related transactions if such common shares represent 20% or more of the voting power or outstanding common shares of the company. NYSE rules also require shareholder approval for an issuance of shares that would result in a change of control of the company, as well as for stock issuances in connection with certain benefit plans or related party transactions.

78            2011 Annual General Meeting Proxy Statement

Text of Shareholder Resolution

  IT IS RESOLVED, that the meeting of shareholders approves the amendment of article 5, paragraph 1 of the articles of association of Tyco Electronics Ltd. as follows:

Previous version	Proposed new version
Art. 5 Authorized Capital	Art. 5 Authorized Capital

[1]The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF 320,727,668.19 through the issuance of up to 234,107,787 fully paid up registered shares with a par value of CHF 1.37 each.*
[1]The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF 320,727,668.19 through the issuance of up to 234,107,787 fully paid up registered shares with a par value of CHF 1.37 each.*

*
Assumes that the fourth amendment to article 5, paragraph 1 of our articles of association approved by our shareholders at the 2010 annual general meeting of shareholders held on March 10, 2010, which will amend the authorized capital and par value set forth in Swiss francs (CHF) in paragraph 1, has been registered by the company with the commercial register, as expected, on March 8, 2011. Prior to such amendment, those numbers set forth in article 5, paragraph 1 of our articles of association are CHF 362,867,069.85 and CHF 1.55, respectively—see Exhibit 3.1 to Tyco Electronics Ltd.'s Current Report on Form 8-K filed with the SEC on December 7, 2010.

Vote Requirement to Approve Agenda Item

        The approval of two-thirds of the shares and the absolute majority of the par value of the shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 9.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 9.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

2011 Annual General Meeting Proxy Statement            79

AGENDA ITEM NO. 10—APPROVAL OF REDUCTION OF SHARE CAPITAL
FOR SHARES ACQUIRED UNDER OUR SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that 5,134,890 shares purchased under our share repurchase program by Tyco Electronics Ltd. during the period beginning July 27, 2010 and ending December 24, 2010 be cancelled and that, as a result, shareholders approve amendments to our articles of association to effect the share capital reduction by CHF 7,034,799.30 to CHF 634,420,537.08. The proposed amendments to article 4, paragraph 1, article 5, paragraph 1 and article 6, paragraph 1 of our articles of association are set forth below under "Text of Shareholder Resolution."

Explanation

        The Board of Directors believes it is advisable and in the best interests of the company to cancel shares purchased by Tyco Electronics Ltd. under our share repurchase program during the fourth fiscal quarter of 2010 and the first fiscal quarter of 2011 and accordingly effect the reduction of the share capital of the company by approval of the proposed amendments to the articles of association.

        PricewaterhouseCoopers AG, Zürich, Switzerland, the company's special auditor, will deliver a report to the Annual General Meeting confirming that the receivables of the creditors of Tyco Electronics will be fully covered after giving effect to the share capital reduction in accordance with article 732, paragraph 2 of the Swiss Code. The auditor's report will be available at the meeting.

        The capital reduction by cancellation of shares can only be accomplished after publication of three notices to creditors in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association after the two-month time period set for the creditors to file claims has expired and all creditors who have filed claims have been satisfied or secured and a public deed of compliance has been established.

Text of Shareholder Resolution

  IT IS RESOLVED, that, based on a special auditor report dated March 9, 2011 in accordance with article 732, paragraph 2 of the Swiss Code of Obligations (the "Swiss Code"), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting:

  1.
  the registered share capital of Tyco Electronics Ltd. in the aggregate amount of Swiss francs ("CHF") 641,455,336.38 shall be reduced by the amount of CHF 7,034,799.30 to CHF 634,420,537.08 by cancelling 5,134,890 registered shares;

  2.
  it is acknowledged and recorded that according to the report dated March 9, 2011 of PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting, in accordance with article 732, paragraph 2 of the Swiss Code, it is confirmed that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets after giving effect to the capital reduction; and

80            2011 Annual General Meeting Proxy Statement

  3.
  the articles of association of Tyco Electronics Ltd. shall be adapted as follows:

Previous version	Proposed new version
Art. 4 Share Capital	Art. 4 Share Capital
[1]The Company's share capital is CHF 641,455,336.38. It is divided into 468,215,574 registered shares with a par value of CHF 1.37 per share.*	[1]The Company's share capital is CHF 634,420,537.08. It is divided into 463,080,684 registered shares with a par value of CHF 1.37 per share.*
Art. 5	Art. 5
Authorized Capital	Authorized Capital

[1]The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF 320,727,668.19 through the issuance of up to 234,107,787 fully paid up registered shares with a par value of CHF 1.37 each.*†
[1]The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF 317,210,268.54 through the issuance of up to 231,540,342 fully paid up registered shares with a par value of CHF 1.37 each.*†
Art. 6	Art. 6
Conditional Share Capital	Conditional Share Capital

[1]The share capital of the Company shall be increased by an amount not exceeding CHF 320,727,668,19 through the issue of a maximum of 234,107,787 registered shares, payable in full, with a par value of CHF 1.37 each [rest of paragraph unchanged]*
[1]The share capital of the Company shall be increased by an amount not exceeding CHF 317,210,268.54 through the issue of a maximum of 231,540,342 registered shares, payable in full, with a par value of CHF 1.37 each [rest of paragraph unchanged]*

*
Assumes that the fourth amendment to article 4, paragraph 1, article 5, paragraph 1, and article 6, paragraph 1 of our articles of association approved by our shareholders at the 2010 annual general meeting of shareholders held on March 10, 2010, which will amend the authorized capital and par value set forth in Swiss francs (CHF) in such articles, has been registered by the company with the commercial register, as expected, on March 8, 2011. Prior to such amendment, those numbers set forth in our articles of association in those articles were as follows, respectively (see Exhibit 3.1 to Tyco Electronics Ltd.'s Current Report on Form 8-K filed with the SEC on December 7, 2010.): (1) article 4, paragraph 1—CHF 725,734,139.70 and CHF 1.55, (2) article 5, paragraph 1—CHF 362,867,069.85 and CHF 1.55, and (3) article 6, paragraph 1—CHF 362,867,069.85 and CHF 1.55.

†
Assumes that the amendment to article 5, paragraph 1 of our articles of association relating to renewal of authorized capital set forth in Agenda Item No. 9 is approved by our shareholders at the Annual General Meeting (whereby the date set forth in article 5, paragraph 1 is amended to be 9 March 2013 rather than 22 June 2011).

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 10.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 10.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

2011 Annual General Meeting Proxy Statement            81

AGENDA ITEM NO. 11—AUTHORIZATION RELATING TO SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the shareholders authorize Tyco Electronics Ltd., according to its own discretion, to purchase under its share repurchase program shares of Tyco Electronics Ltd. having an aggregate purchase price to the company of up to USD 800,000,000. The shares bought back under this authorization by Tyco Electronics Ltd. are to be cancelled definitively and, accordingly, will not be subject to the 10% limitation for the aggregate par value of Tyco Electronics Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code. The company intends to submit to shareholders at the 2012 annual general meeting of shareholders for cancellation and a share capital reduction (amendment to articles of association) shares purchased under this authorization through the fiscal quarter ending December 30, 2011 and, if any portion of the authorization remains outstanding at that date, shares purchased under the remaining portion would be submitted to shareholders for cancellation at the subsequent annual general meeting, provided that the company could submit repurchased shares for cancellation at any extraordinary general meeting of shareholders held from time to time.

Explanation

        By obtaining shareholders' approval of the share repurchase program authorization described above, as permitted under Swiss law, the company and its subsidiaries may purchase shares of Tyco Electronics Ltd. that could exceed the 10% limitation for shares owned by the company and its subsidiaries set forth in the Swiss Code. The company announced in September 2010 that the Board of Directors had approved an additional USD 750,000,000 authorization under the company's share repurchase program. Additionally, at its fiscal year-end on September 24, 2010, the company had USD 117,965,146 remaining under its prior Board authorization for the share repurchase program. The proposed authorization amount above (up to USD 800,000,000) is intended to cover an estimated balance of the remaining Board authorization at the time of the Annual General Meeting. Shares bought back by any subsidiary of the company under the Board's authorization would be excluded from this shareholder authorization and would not be submitted to shareholders for cancellation, although such shares, when aggregated with shares bought back by Tyco Electronics Ltd., would not exceed the aggregate authorization approved by our Board of Directors. The two-step procedure described above, with the shareholders voting on the share repurchase program authorization at this Annual General Meeting, and deciding on the definitive cancellation of the shares at a subsequent general meeting, has the advantage that, by obtaining shareholders' approval for the future cancellation of a maximum number of shares, as permitted under Swiss law, these shares no longer fall within the statutory limit of the Swiss Code. This procedure thereby provides the company with greater flexibility for the company's capital management and return of value to shareholders.

Text of Shareholder Resolution

  IT IS RESOLVED, that: (1) the meeting of shareholders authorizes Tyco Electronics Ltd. to purchase under its share repurchase program shares of Tyco Electronics Ltd. having an aggregate purchase price to the company of up to USD 800,000,000, (2) the shares bought back by Tyco Electronics Ltd. under this authorization are to be cancelled definitively and, accordingly, will not be subject to the 10% limitation for the aggregate par value of Tyco Electronics Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code of Obligations, and (3) the amendment of the articles of association of Tyco Electronics Ltd. (reduction of share capital in respect of the actual number of shares so repurchased) shall be submitted for approval to the annual general meeting of shareholders held in 2012 and, if necessary, the annual general meeting of shareholders held in 2013, provided that the submission of repurchased shares for cancellation may be made at any extraordinary general meeting of shareholders held from time to time.

82            2011 Annual General Meeting Proxy Statement

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 11.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 11.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

2011 Annual General Meeting Proxy Statement            83

AGENDA ITEM NO. 12—APPROVAL OF ANY ADJOURNMENTS OR POSTPONEMENTS
OF THE MEETING

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders approve any adjournments or postponements of the Annual General Meeting.

Explanation

        You are being asked to approve any adjournments or postponements of the meeting so that we can solicit additional proxies if there are insufficient proxies to elect directors and approve the remaining agenda items at the time of the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 12.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 12.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

84            2011 Annual General Meeting Proxy Statement

ADDITIONAL INFORMATION

Cost of Solicitation

        The cost of solicitation of proxies will be paid by Tyco Electronics. Tyco Electronics has engaged Innisfree M&A Incorporated as the proxy solicitor for the Annual General Meeting for an approximate fee of $15,000. In addition, certain directors, officers or employees of Tyco Electronics may solicit proxies by telephone or personal contact. Upon request, Tyco Electronics will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Registered and Principal Executive Offices

        The registered and principal executive offices of Tyco Electronics are located at Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. The telephone number is +41 (0)52 633 66 61.

Annual Report

        Copies of our Annual Report for the fiscal year ended September 24, 2010 containing our audited consolidated financial statements with accompanying notes and our audited Swiss statutory financial statements prepared in accordance with Swiss law as well as additionally required Swiss disclosures, are available to shareholders free of charge on our Web site at www.te.com or by writing to Tyco Electronics Shareholder Services, Tyco Electronics Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

TYCO ELECTRONICS 2012 ANNUAL GENERAL MEETING OF SHAREHOLDERS

        Tyco Electronics anticipates that the 2012 Annual General Meeting of Shareholders will be held on or about March 7, 2012.

        Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act and article 14 of Tyco Electronics' articles of association will be considered for inclusion in Tyco Electronics' 2012 proxy statement and proxy card for the meeting if the proposal is received in writing by Tyco Electronics' Secretary no later than October 3, 2011. The notice of proposal must comply with the requirements established by the SEC and must include the information specified in article 14 of Tyco Electronics' articles of association and must be a proper subject for shareholder action under Swiss law.

        Article 14 of Tyco Electronics' articles of association sets forth the procedures (including, without limitation, advance notice requirements) a shareholder must follow to request that an item be put on the agenda of a general meeting of shareholders. No prior notice is required to bring proposals (including the nomination of persons for election to the Board of Directors) at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting.

        Proposals should be addressed to Harold G. Barksdale, Secretary, Tyco Electronics Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

        Tyco Electronics will furnish a copy of its articles of association to any shareholder without charge upon written request to the Secretary.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy these materials at the SEC reference room at 100 F Street, N.E., Washington, D.C. 20549, USA. Please call the SEC at 1-800-SEC-0330 for further information on their public reference room. Our SEC filings are also available to the public at the SEC's website

2011 Annual General Meeting Proxy Statement            85

(http://www.sec.gov). In addition, you can obtain reports and proxy statements and other information about us at the offices of the NYSE, 20 Broad Street, New York, New York 10005, USA.

        We maintain a website on the Internet at http://www.te.com. We make available free of charge, on or through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

86            2011 Annual General Meeting Proxy Statement

Appendix A

PRIMARY TALENT MARKET PEER GROUP

Aerospace & Defense, Electronics & Scientific Equipment, Industrial Manufacturing

3M Company	KLA-Tencor Corporation
Knowles Electronics Holdings Inc.
Agilent Technologies Inc.
Alliant Techsystems Inc.	L-3 Communications Holdings Inc.
Ameron International Corp.	Lafarge North America
AMETEK Inc.	Lockheed Martin Corp.
A. O. Smith Corporation
Applied Materials Inc.	MAG Industrial Automation Systems LLC
Arrow Electronics, Inc.	Matthews International Corporation
MeadWestvaco Corp.
Ball Corp.	Milacron LLC
Barnes Group Inc.	Mine Safety Appliances Co.
Beckman Coulter Inc.
The Boeing Company	Northrop Grumman Corporation
Brady Corp.
Owens-Illinois Inc.
Calgon Carbon Corporation
Cameron International Corp.	Parker Hannifin Corporation
Cooper Industries Ltd.	PerkinElmer, Inc.
Corning Incorporated	Plexus Corp.
Polymer Group, Inc.
Donaldson Co. Inc.	PolyOne Corporation

Eaton Corporation.	Rockwell Automation Inc.
Rockwell Collins Inc.
Fairchild Controls Corporation
FANUC Robotics America	SCA Americas
Flowserve Corporation	Sealed Air Corporation
Sensata Technologies, Inc.
GAF Materials Corporation (Canada)	Siemens AG
General Atomics	Snap-on Incorporated
General Dynamics Corporation	Sonoco Products Co.
General Electric Company	Spirit AeroSystems Holdings, Inc.
Goodrich Corp.	SPX Corporation
Goodyear Tire & Rubber Co.	Swagelok Company
Greif, Inc.
Terex Corp.
Herman Miller	Textron Inc.
Honeywell International Inc.	The Timken Company
Husky Injection Molding Systems Ltd.	Thomas & Betts Corp.
Toro Co.
Ingersoll-Rand	Trinity Industries, Inc.
Invensys Controls
ITT Corporation	United Technologies Corporation
USG Corp.
Jabil Circuit Inc.
VWR International, LLC
Kaman Industrial Technologies
Watts Water Technologies, Inc.

2011 Annual General Meeting Proxy Statement            A-1

ADMISSION TICKET

Annual General Meeting

of

Shareholders of

Tyco Electronics Ltd.

March 9, 2011

2:00 p.m., Central European Time

8:00 a.m., Eastern Standard Time

Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland

In order to assure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card to either of the following addresses so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 8, 2011.

If granting a proxy to the Company Officers: Tyco Electronics Ltd. c/o BNY Mellon Shareowner Services P. O. Box 3550 South Hackensack, New Jersey 07606-9250 United States of America	If granting a proxy to the Independent Proxy: Dr. Jvo Grundler Ernst & Young AG Legal Bleicherweg 21 P.O. Box CH-8022, Zurich, Switzerland

FOLD AND DETACH HERE

TYCO ELECTRONICS LTD.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy Card for use at the Annual General Meting of Shareholders of Tyco Electronics Ltd., a Swiss corporation (“Tyco Electronics”), or any adjournment or postponement thereof (the “Meeting”), to be held on March 9, 2011 at 2:00 p.m., Central European Time, at the Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland.

☐

The person signing on the reverse side of this card, being a holder of shares of Tyco Electronics, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, Thomas J. Lynch, Terrence R. Curtin or Robert A. Scott, or any of them, (the “Company Officers”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Meeting. See Company Officers address above for return of proxy card.

☐

The person signing on the reverse side of this card, being a holder of shares of Tyco Electronics, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, the independent proxy, Dr. Jvo Grundler, Ernst & Young AG, (the “Independent Proxy”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Meeting. See Independent Proxy address above for return of proxy card.

Please indicate on the reverse side of this card how the shares represented by the Company Officers or the Independent Proxy are to be voted. If this card is returned duly signed but without any indication as to the appointment of the proxy above or how the shares are to be voted in respect of any of the resolutions described on the reverse side, the shareholder will be deemed to have appointed the Company Officers as the shareholder’s proxy and/or to have directed the proxy to vote “FOR” each of the director nominees and all of the agenda items (including each subpart thereof) described on the reverse side, excluding Agenda Item No. 6.  For Agenda Item No. 6 if no direction is made, this proxy will be voted as an “ABSTAIN” vote.

PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Tyco Electronics Ltd.	Note:
	1.	In the case of a corporation, this proxy must be under its common seal or signed by a duly authorized officer or director whose designation must be stated.
2.

In the case of joint holders, any holder may sign, but the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority will be determined by the order in which the names stand in the Register of Shareholders.

	3.	Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Please mark your votes as indicated in this example.	☒

If no direction is made, this proxy will be voted “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart thereof) excluding Agenda Item No. 6.  For Agenda Item No. 6 if no direction is made, this proxy will be voted as an “ABSTAIN” vote.

The Board of Directors recommends a vote “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart thereof), except for Agenda Item No. 6 for which the Board is not making a recommendation.

		FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS
1.1	Pierre R. Brondeau	☐	☐	☐
1.2	Juergen W. Gromer	☐	☐	☐
1.3	Robert M. Hernandez	☐	☐	☐
1.4	Thomas J. Lynch	☐	☐	☐
1.5	Daniel J. Phelan	☐	☐	☐
1.6	Frederic M. Poses	☐	☐	☐
1.7	Lawrence S. Smith	☐	☐	☐
1.8	Paula A. Sneed	☐	☐	☐
1.9	David P. Steiner	☐	☐	☐
1.10	John C. Van Scoter	☐	☐	☐
2.1

To approve the 2010 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the fiscal year ended September 24, 2010 and the consolidated financial statements for the fiscal year ended September 24, 2010)

		☐	☐	☐
2.2	To approve the statutory financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010	☐	☐	☐
2.3	To approve the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 24, 2010	☐	☐	☐
3.	To release the members of the Board of Directors and executive officers of Tyco Electronics for activities during the fiscal year ended September 24, 2010	☐	☐	☐
4.1	To elect Deloitte & Touche LLP as Tyco Electronics’ independent registered public accounting firm for fiscal year 2011	☐	☐	☐
4.2	To elect Deloitte AG, Zurich, Switzerland, as Tyco Electronics’ Swiss registered auditor until the next annual general meeting of Tyco Electronics	☐	☐	☐
4.3	To elect PricewaterhouseCoopers AG, Zurich, Switzerland, as Tyco Electronics’ special auditor until the next annual general meeting of Tyco Electronics	☐	☐	☐
5.	An advisory vote on executive compensation	☐	☐	☐

	1 Year	2 Years	3 Years	ABSTAIN
6.	An advisory vote on the frequency of holding an advisory vote on executive compensation ☐	☐	☐	☐

		FOR	AGAINST	ABSTAIN
7.

To approve a dividend payment to shareholders in a Swiss franc amount equal to US$ 0.72 per issued share (including treasury shares) to be paid in four equal quarterly installments of US$ 0.18 starting with the third fiscal quarter of 2011 and ending in the second fiscal quarter of 2012 pursuant to the terms of the dividend resolution

		☐	☐	☐
8.	To approve the change of Tyco Electronics corporate name from “Tyco Electronics Ltd.” to “TE Connectivity Ltd.” and related amendments to the articles of association	☐	☐	☐
9.	To approve the renewal of authorized capital and related amendment to the articles of association	☐	☐	☐
10.	To approve a reduction of share capital for shares acquired under Tyco Electronics’ share repurchase program and related amendments to the articles of association	☐	☐	☐
11.	To approve an authorization related to Tyco Electronics’ share repurchase program	☐	☐	☐
12.	To approve any adjournments or postponements of the Annual General Meeting	☐	☐	☐

In the event of other agenda items or proposals during the Annual General Meeting on which voting is permissible under Swiss law, the Company Officers or the Independent Proxy, as applicable, will vote your shares in accordance with the respective recommendation of the Board of Directors.

Mark Here for Address Change or Comments	☐

SEE REVERSE

Signature	Name/Title	Date